EXECUTION COPY


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                            GMAC MORTGAGE CORPORATION
                                  as Servicer,

                     GMACM HOME EQUITY LOAN TRUST 2006-HE4,
                                    as Issuer

                                       and

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                              as Indenture Trustee



                            -------------------------

                               SERVICING AGREEMENT

                         Dated as of September 27, 2006
                            -------------------------


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



                                        TABLE OF CONTENTS                                 PAGE

ARTICLE I         Definitions...............................................................1

        Section 1.01      Definitions.......................................................1

        Section 1.02      Other Definitional Provisions.....................................1

        Section 1.03      Interest Calculations.............................................2

ARTICLE II        Representations and Warranties............................................3

        Section 2.01      Representations and Warranties Regarding the Servicer.............3

        Section 2.02      Representations and Warranties of the Issuer......................4

        Section 2.03      Enforcement of Representations and Warranties.....................4

ARTICLE III       Administration and Servicing of Mortgage Loans............................5

        Section 3.01      The Servicer......................................................5

        Section 3.02      Collection of Certain Mortgage Loan Payments......................8

        Section 3.03      Withdrawals from the Custodial Account...........................11

        Section 3.04      Maintenance of Hazard Insurance; Property Protection
                          Expenses.........................................................13

        Section 3.05      Modification Agreements..........................................14

        Section 3.06      Trust Estate; Related Documents..................................14

        Section 3.07      Realization Upon Defaulted Mortgage Loans........................15

        Section 3.08      Issuer and Indenture Trustee to Cooperate........................17

        Section 3.09      Servicing Compensation; Payment of Certain Expenses
                          by Servicer......................................................18

        Section 3.10      Annual Statement as to Compliance................................18

        Section 3.11      Annual Independent Public Accountants' Servicing
                          Report...........................................................19

        Section 3.12      Access to Certain Documentation and Information
                          Regarding the Mortgage Loans.....................................19

        Section 3.13      Maintenance of Certain Servicing Insurance Policies..............19

        Section 3.14      Information Required by the Internal Revenue Service
                          and Reports of Foreclosures and Abandonments of
                          Mortgaged Property...............................................20

        Section 3.15      Optional Repurchase or Transfer of Mortgage Loans................20

        Section 3.16      Hedge Agreement..................................................21

        Section 3.17      Reserved.........................................................21

        Section 3.18      Pre-Funding Account..............................................21

        Section 3.19      Capitalized Interest Account.....................................23

        Section 3.20      Enforcement of Due-on-Sale Clauses; Assumption and
                          Modification Agreements; Certain Assignments.....................24

        Section 3.21      Advance Facility.................................................25

ARTICLE IV        Servicing Certificate....................................................26

        Section 4.01      Statements to Securityholders....................................27

        Section 4.02      Tax Returns and 1934 Act Reports.................................29

ARTICLE V         Note Payment Account.....................................................31

        Section 5.01      Note Payment Account.............................................31

ARTICLE VI        The Servicer.............................................................31

        Section 6.01      Liability of the Servicer........................................31

        Section 6.02      Merger or Consolidation of, or Assumption of the
                          Obligations of, the Servicer.....................................31

        Section 6.03      Limitation on Liability of the Servicer and Others...............32

        Section 6.04      Servicer Not to Resign...........................................32

        Section 6.05      Delegation of Duties.............................................33

        Section 6.06      Payment of Indenture Trustee's and Owner Trustee's
                          Fees and Expenses; Indemnification...............................33

ARTICLE VII       Default..................................................................34

        Section 7.01      Servicing Default................................................34

        Section 7.02      Indenture Trustee to Act; Appointment of Successor...............36

        Section 7.03      Notification to Securityholders..................................38

        Section 7.04      Servicing Termination Event; Removal of Servicer.................38

ARTICLE VIII      Miscellaneous Provisions.................................................40

        Section 8.01      Amendment........................................................40

        Section 8.02      GOVERNING LAW....................................................40

        Section 8.03      Notices..........................................................40

        Section 8.04      Severability of Provisions.......................................40

        Section 8.05      Third-Party Beneficiaries........................................41

        Section 8.06      Counterparts.....................................................41

        Section 8.07      Effect of Headings and Table of Contents.........................41

        Section 8.08      Termination Upon Purchase by the Servicer or
                          Liquidation of All Mortgage Loans; Partial Redemption............41

        Section 8.09      Certain Matters Affecting the Indenture Trustee..................42
        Section 8.10      Owner Trustee Not Liable for Related Documents...................42

ARTICLE IX        Compliance With Regulation AB............................................44

        Section 9.01      Intent of the Parties; Reasonableness............................44

        Section 9.02      Additional Representations and Warranties of the
                          Indenture Trustee................................................44

        Section 9.03      Information to Be Provided by the Indenture Trustee..............45

        Section 9.04      Report on Assessment of Compliance and Attestation...............45

        Section 9.05      Indemnification; Remedies........................................46

EXHIBIT A         MORTGAGE LOAN SCHEDULE..................................................A-1

EXHIBIT B         LIMITED POWER OF ATTORNEY...............................................B-1

EXHIBIT C         FORM OF REQUEST FOR RELEASE.............................................C-1

EXHIBIT D-1       FORM OF FORM 10-K CERTIFICATION.........................................D-1

EXHIBIT D-2       FORM OF BACK-UP CERTIFICATION TO FORM 10-K
                  CERTIFICATE.............................................................D-2

EXHIBIT E         SERVICING CRITERIA......................................................E-1



        This Servicing Agreement, dated as of September 27, 2006 (the "Agreement"), is among GMAC Mortgage Corporation, as servicer (the "Servicer"), the GMACM Home Equity Loan Trust 2006-HE4, as issuer (the "Issuer"), and JPMorgan Chase Bank, National Association, as indenture trustee (the "Indenture Trustee").

                                   WITNESSETH:

        WHEREAS, pursuant to the terms of the Purchase Agreement (as defined herein), GMAC Mortgage Corporation, as seller (in such capacity, "GMACM") and as servicer, and Walnut Grove Mortgage Loan Trust 2003-A, as seller ("WG Trust 2003" and, with GMACM, each a "Seller" and together, the "Sellers"), will sell to Residential Asset Mortgage Products, Inc. ("RAMP"), as purchaser (in such capacity, the "Purchaser"), the Initial Mortgage Loans on the Closing Date, and may sell Subsequent Mortgage Loans on one or more Subsequent Transfer Dates, together with the Related Documents on the Closing Date and any Subsequent Transfer Date, and thereafter all Additional Balances created on or after the Cut-Off Date and any such Subsequent Transfer Date;

        WHEREAS, RAMP, as depositor (in such capacity, the "Depositor"), will sell the Initial Mortgage Loans and assign all of its rights under the Purchase Agreement to the Issuer, together with the Related Documents on the Closing Date, and thereafter all Additional Balances relating thereto created on or after the Cut-Off Date;

        WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;

        WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes; and

        WHEREAS, pursuant to the terms of this Agreement, the Servicer will service the Mortgage Loans directly or through one or more Subservicers.

        NOW,  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the parties hereto agree as follows:

ARTICLE I

                                   Definitions

Section 1.01 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the indenture dated as of September 27, 2006 (the "Indenture"), between the Issuer and the Indenture Trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02   Other Definitional Provisions.

     (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; the term "including" shall mean "including without limitation"; "or" shall include "and/or"; and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

     (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

     (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

Section 1.03 Interest Calculations. All calculations of interest hereunder that are made in respect of a Mortgage Loan shall be made in conformity with the related Loan Agreement. All calculations of interest on the Notes shall be made on the basis of the actual number of days in an Interest Period and a year assumed to consist of 360-days. The calculation of the Servicing Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

ARTICLE II

                         Representations and Warranties

Section 2.01 Representations and Warranties Regarding the Servicer. The Servicer represents and warrants to the Issuer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, as of the Closing Date:

     (a) the Servicer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect (not in the ordinary course of business) on the business, properties, assets, or condition (financial or other) of the Servicer;

     (b) the Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Servicing Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

     (c) the Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

     (d) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby by the Servicer will not violate any material provision of any existing law or regulation or any order or decree of any court applicable to the Servicer or any provision of the organizational documents, or constitute a material breach of any material mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer may be bound;

     (e) no litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement or the Securities which in the opinion of the Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

     (f) the Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS; and

     (g) the servicing of the Mortgage Loans has at all times been conducted in material compliance with all applicable federal, state and local laws, rules and regulations and there has been no material violation of any such laws, rules or regulations arising out of the servicing of the Mortgage Loans.

        The  foregoing   representations   and  warranties   shall  survive  any
termination of the Servicer hereunder.

Section 2.02 Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Servicer and for the benefit of the Indenture Trustee, as pledgee of the Mortgage Loans, as of the Closing Date:

     (a) the Issuer is a statutory trust duly formed and in good standing under the laws of the State of Delaware and has full power, authority and legal right to execute and deliver this Agreement and to perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

     (b) the execution and delivery by the Issuer of this Agreement and the performance by the Issuer of its obligations under this Agreement will not violate any provision of any law or regulation governing the Issuer or any order, writ, judgment or decree of any court, arbitrator or governmental authority or agency applicable to the Issuer or any of its assets. Such execution, delivery, authentication and performance will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency regulating the activities of limited liability companies. Such execution, delivery, authentication and performance will not conflict with, or result in a breach or violation of, any mortgage, deed of trust, lease or other agreement or instrument to which the Issuer is bound.

Section 2.03 Enforcement of Representations and Warranties. The Servicer, on behalf of and subject to the direction of the Indenture Trustee, as pledgee of the Mortgage Loans, or the Issuer, shall enforce the representations and warranties of the Sellers pursuant to the Purchase Agreement. Upon the discovery by the Sellers, the Depositor, the Servicer, the Indenture Trustee, the Enhancer, the Issuer, or the Custodian of a breach of any of the representations and warranties made by a Seller in the Purchase Agreement, in respect of any Mortgage Loan which materially and adversely affects the interests of the Securityholders or the Enhancer, the party discovering such breach shall give prompt written notice to the other parties (the Custodian being so obligated under the Custodial Agreement). The Servicer shall promptly notify such Seller of such breach and request that, pursuant to the terms of the Purchase
Agreement, the Seller either (i) cure such breach in all material respects within 90 days from the date the Seller was notified of such breach or (ii) purchase such Mortgage Loan from the Issuer at the price and in the manner set forth in Section 3.1(e) of the Purchase Agreement; provided, that the Seller shall, subject to the conditions set forth in the Purchase Agreement, have the option to substitute an Eligible Substitute Loan or Loans for such Mortgage Loan. In the event that the Seller elects to substitute one or more Eligible Substitute Loans pursuant to Section 3.1(e) of the Purchase Agreement, the Seller shall deliver to the Custodian or the Servicer, in accordance with the Purchase Agreement, with respect to such Eligible Substitute Loans, the original Loan Agreement, the Mortgage, and such other documents and agreements as are required by the Purchase Agreement. Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be transferred to the Issuer and will be retained by the Servicer and remitted by the Servicer to such Seller on the next succeeding Payment Date except to the extent that a payment less than the applicable Minimum Monthly Payment has been received by the Issuer for such month in respect of the Mortgage Loan to be removed. The Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and the substitution of the Eligible Substitute Loans and the Servicer shall promptly deliver the amended Mortgage Loan Schedule to the Owner Trustee and Indenture Trustee.

        It is understood and agreed that the obligation of the Sellers to cure such breach or purchase or substitute for such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Issuer and the Indenture Trustee, as pledgee of the Mortgage Loans, against any Seller. In connection with the purchase of or substitution for any such Mortgage Loan by such Seller, the Issuer shall assign to such Seller all of its right, title and interest in respect of the Purchase Agreement applicable to such Mortgage Loan. Upon receipt of the Repurchase Price, or upon completion of such substitution, the Servicer shall notify the Custodian, and the Custodian shall deliver the Loan Agreements to the Servicer, together with all relevant endorsements and assignments prepared by the Servicer that the Indenture Trustee shall execute.

ARTICLE III

                    Administration and Servicing of Mortgage Loans

Section 3.01   The Servicer.

     (a) The Servicer shall service and administer the Mortgage Loans in a manner generally consistent with the terms of the Program Guide and in a manner consistent with the terms of this Agreement and that shall be normal and usual in its general mortgage servicing activities and consistent with the manner in which it services all other Mortgage Loans in its servicing portfolio with characteristics similar to those of the Mortgage Loans. The Servicer shall have full power and authority, acting alone or through a Subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Servicer shall at all times remain responsible to the Issuer and the Indenture Trustee, as pledgee of the Mortgage Loans, for the performance of its duties and obligations hereunder in accordance with the terms hereof and the Program Guide. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Issuer and the Indenture Trustee, as pledgee of the Mortgage Loans, to execute and deliver, on behalf of itself, the Issuer, the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and the Mortgaged Properties. The Issuer, the Indenture Trustee and the Custodian, as applicable, shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. In addition, the Servicer may, at its own discretion and on behalf of the Indenture Trustee, obtain credit information in the form of a "credit score" from a credit repository. On the Closing Date, the Indenture Trustee shall deliver to the Servicer a limited power of attorney substantially in the form of Exhibit B hereto. The Servicer is further authorized and empowered by the Issuer and the Indenture Trustee, on behalf of the Noteholders and the Indenture Trustee, in its own name or in the name of the Subservicer, when the Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Indenture Trustee and the Noteholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Indenture Trustee and its successors and assigns. The Indenture Trustee shall have no ongoing responsibility to check the status of the Mortgage Loans on the MERS(R) System. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Servicer, with no right of reimbursement.

        The Servicer may also, without prior approval of the Rating Agencies or the Enhancer, increase the Credit Limits on the Mortgage Loans (a "Credit Limit Increase"), provided that (i) a new appraisal is obtained, (ii) the new Combined Loan-to-Value Ratio of any such Mortgage Loan after giving effect to such increase is less than or equal to the Combined Loan-to-Value Ratio of the Mortgage Loan as of the Cut-off Date or Subsequent Cut-off Date, as applicable,
(iii) the Servicer receives verbal verification of employment of the related Mortgagor and (iv) the payment history of the related Mortgagor is within the underwriting parameters of the Program Guide. In addition, the Servicer may increase the Credit Limits on Mortgage Loans without obtaining new appraisals provided that clauses (iii) and (iv) of the preceding sentence are satisfied, the Combined Loan-to-Value Ratio of the Mortgage Loan following the Credit Limit Increase will be limited to 100% and at no time shall the aggregate Principal Balance of such Mortgage Loans exceed 5% of the current Pool Balance for the Mortgage Loans; provided, further, however, that for Mortgage Loans with original Combined Loan-to-Value Ratios in excess of 80%, the Combined Loan-to-Value Ratio resulting from such Credit Limit Increase must be less than or equal to the original Combined Loan-to-Value Ratio and at no time shall the aggregate Principal Balance of such Mortgage Loans exceed 5% of the current Pool Balance for the Mortgage Loans.

        Subject to Section 3.15, if the Mortgage did not have a Lien senior to the related Mortgage Loan on the related Mortgaged Property as of the related Cut-Off Date, then the Servicer, in such capacity, may not consent to the placing of a Lien senior to that of the Mortgage on the related Mortgaged Property. Subject to Section 3.15, if the Mortgage had a Lien senior to the related Mortgage Loan on the related Mortgaged Property as of the related Cut-Off Date, then the Servicer, in such capacity, may not consent to the refinancing of such prior senior Lien; unless (i) the resulting CLTV of such Mortgage Loan is no higher than the greater of the CLTV prior to such refinancing or a 70% CLTV (or a 80% CLTV for those borrowers with a FICO "credit score" of 720 or greater) and (ii) the interest rate for the loan evidencing the refinanced senior Lien is no higher than the interest rate on the loan evidencing the existing senior Lien immediately prior to the date of such refinancing (meaning, in the case of an adjustable rate loan, a substantially similar index and a gross margin no higher than that of the existing senior
Lien); provided, however, that if the loan evidencing the existing senior Lien prior to the date of refinancing is an adjustable rate loan and the loan evidencing the refinanced senior Lien is a fixed rate loan, then the interest rate on the loan evidencing the refinanced senior Lien may be up to 2.0% higher than the then-current mortgage rate of the loan evidencing the existing senior Lien and (iii) the loan evidencing the refinanced senior Lien is not subject to negative amortization.

        In connection with servicing the Mortgage Loans, the Servicer may take reasonable actions to encourage or effect the termination of Loan Agreements that have become dormant.

        The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Issuer under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     (b) The Servicer may enter into Subservicing Agreements with Subservicers for the servicing and administration of certain of the Mortgage Loans. The Servicer shall provide notice to the Indenture Trustee upon entering into a Subservicing Agreement. References in this Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer and any amount actually received by such Subservicer in respect of a Mortgage Loan shall be deemed to have been received by the Servicer whether or not actually received by the Servicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Servicer and the Subservicer have agreed. With the approval of the Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicers will remain obligated under the related Subservicing Agreements. The Servicer and the Subservicer may enter into amendments to the related Subservicing
          Agreements; provided, however, that any such amendments shall not cause the Mortgage Loans to be serviced in a manner that would be materially inconsistent with the standards set forth in this
          Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions thereof and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any
          Subservicing Agreement by the Servicer or the Subservicer, the Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

        In the event that the rights, duties and obligations of the Servicer are terminated hereunder, any successor to the Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing Subservicing Agreement with any Subservicer in accordance with the terms of the applicable Subservicing Agreement or assume the terminated Servicer's rights and obligations under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

        As part of its servicing activities hereunder, the Servicer, for the benefit of the Indenture Trustee, the Enhancer and the Securityholders, shall use reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

        (c) All other documents contained in the Mortgage File and any original documents relating to the Mortgage Loans not contained in the Mortgage File or delivered to the Custodian, if any, or the Indenture Trustee are and shall be held by the Servicer in trust as agent for the Indenture Trustee on behalf of the Noteholders.

Section 3.02   Collection of Certain Mortgage Loan Payments.

     (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and generally consistent with the Program Guide, follow such collection procedures as shall be normal and usual in its general mortgage servicing activities and consistent with the procedures the Servicer employs in servicing all other Mortgage Loans in the servicing portfolio with characteristics similar to those of the Mortgage Loans. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion
          (i) waive any late payment charge, penalty interest or other fees which may be collected in the ordinary course of servicing a Mortgage Loan and (ii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid; provided, that such arrangement is consistent with the Servicer's policies with respect to home equity mortgage loans; and provided further, that notwithstanding such arrangement, such Mortgage Loans will be included in the information regarding delinquent Mortgage Loans set forth in the Servicing Certificate. The Servicer may also extend the Due Date for payment due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Servicer shall first determine that any such waiver or extension will not impair the coverage of any related insurance policy or materially adversely affect the Lien of the related Mortgage or the interests of the Securityholders or the Enhancer, and the Servicer shall not grant any such waiver or extension that would have any such effect. Consistent with the terms of this Agreement, the Servicer may also:

(i) waive, modify or vary any term of any Mortgage Loan (including reduce the Credit Limit);

(ii) consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor;

(iii) arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid;

(iv) forgive any portion of the amounts contractually owed under the Mortgage Loan;

(v) capitalize past due amounts owed under the Mortgage Loan by adding any amounts in arrearage to the existing principal balance of the Mortgage Loan (a "Capitalization Workout") which will result in an increased monthly payment amount, provided that: (A) the amount added to the existing principal balance of the Mortgage Loan (the "Capitalized Amount") shall be no greater than five times the Mortgagor's current Minimum Monthly Payment amount; and (B) the Servicer shall not enter into a Capitalization Workout unless the CLTV of the Mortgage Loan prior to the Capitalization Workout equals or exceeds 80% and the Mortgagor has qualified for the Capitalization Workout under the Servicer's servicing guidelines; or

(vi) reset the maturity date for the Mortgage Loan, but in no event shall such reset date extend beyond the end of the Collection Period preceding the Final Payment Date;

               or any combination of the foregoing, if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Securityholders or the Enhancer; provided, however, that the Servicer may not modify or permit any Subservicer to modify any Mortgage Loan (including without limitation any modification that would change the Loan Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan) or extend the final maturity date of such Mortgage Loan) unless such Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable. The general terms of any waiver, modification, forgiveness, postponement or indulgence with respect to any of the Mortgage Loans will be included in the Servicing Certificate, and such Mortgage Loans will not be considered "delinquent" for the purposes of the Basic Documents so long as the Mortgagor complies with the terms of such waiver, modification, forgiveness, postponement or indulgence.

     (b) The Servicer shall establish a Custodial Account, which shall be an Eligible Account, titled "GMACM Home Equity Loan Trust Series 2006-HE4," in which the Servicer shall deposit or cause to be deposited any amounts representing payments and collections in respect of the Initial Mortgage Loans received by it subsequent to or on the Cut-Off Date or, with respect to the Subsequent Mortgage Loans, the Subsequent Cut-Off Date (other than in respect of the payments referred to in the following paragraph), within two Business Days following receipt thereof (or otherwise on or prior to the Closing
          Date), including the following payments and collections received or made by it (without duplication):

(i) all payments of principal of or interest on the Mortgage Loans received or advanced by the Servicer, net of any portion of the interest thereof retained by any Subservicer as subservicing fees;

(ii) the aggregate Repurchase Price of the Mortgage Loans purchased by the Servicer pursuant to Section 3.15;

(iii) Net Liquidation Proceeds, net of any related Foreclosure Profit and all Subsequent Net Recovery Amounts;

(iv) all proceeds of any Mortgage Loans repurchased by a Seller pursuant to the Purchase Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Loan pursuant to the Purchase Agreement;

(v) Insurance Proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property; and

(vi)    amounts required to be paid by the Servicer pursuant to Section 8.08;

provided, however, that with respect to each Collection Period, the Servicer shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Collection Period. The foregoing requirements respecting deposits to the Custodial Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Custodial Account amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties, payable by Mortgagors (such amounts to be retained as additional servicing compensation in accordance with Section 3.09 hereof), or amounts received by the Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Servicer shall retain all Foreclosure Profits as additional servicing compensation.

        The Servicer, in its sole discretion, may deposit into the Custodial Account, Servicer Advances, representing installments of principal of or interest on Mortgage Loans that were delinquent as of the end of any Collection Period, provided that the Servicer reasonably believes that such amounts will be recoverable from Collections on the related Mortgage Loan. If the Servicer makes any such Servicer Advances, the Servicer shall be entitled to reimburse itself by withdrawing from the Custodial Account, as provided herein, any amounts so advanced. The Servicer may cause the institution maintaining the Custodial Account to invest any funds in the Custodial Account in Permitted Investments (including obligations of the Servicer or any of its Affiliates, if such obligations otherwise qualify as Permitted Investments), which investments shall mature not later than the Business Day preceding the next succeeding Payment Date, and which investments shall not be sold or disposed of prior to maturity. In addition, no such Permitted Investment shall be purchased at a price in excess of par. Except as provided above, all income and gain realized from any such investment shall inure to the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized.

     (c) The Servicer shall require each Subservicer to hold all funds constituting collections on the Mortgage Loans, pending remittance thereof to the Servicer, in one or more accounts meeting the requirements of an Eligible Account, and shall require all such funds to be invested in Permitted Investments, unless all such collections are remitted on a daily basis to the Servicer for deposit into the Custodial Account.

Section 3.03 Withdrawals from the Custodial Account. The Servicer shall, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.02 that are attributable to the Mortgage Loans for the following purposes:

     (a) on each Determination Date, the Servicer shall determine the aggregate amounts to be withdrawn from the Custodial Account and applied pursuant to Section 3.05(a) of the Indenture and, prior to close of business on the Business Day prior to the related Payment Date (provided, however, that the Indenture Trustee shall not be required to invest any amounts deposited into the Note Payment Account after 1:00 p.m.), shall withdraw such amounts from the Custodial Account and deposit such amounts into the Note Payment Account, Funding Account or Reserve Sub-Account, as applicable, to be distributed by the Paying Agent in accordance with and in the order or priority set forth in
          Section 3.05(a) of the Indenture for such Payment Date, in accordance with the Servicing Certificate;

     (b) to pay to itself any monthly payments received from the Mortgagors, the amount of such payment that represents interest accrued on the related Mortgage Loan for any period prior to the Cut-Off Date; prior to the commencement of the Rapid Amortization Period, from Principal Collections on the Mortgage Loans, and, if Principal Collections are not sufficient, from Excess Spread, to pay to GMACM the amount of any Additional Balances as and when created during the related Collection Period, and, prior to the commencement of the Managed Amortization
          Period, to pay to the related Seller the Purchase Price of any Subsequent Mortgage Loans on the related Subsequent Transfer Date;

     (c) to the extent deposited to the Custodial Account, to reimburse itself or the related Subservicer for previously unreimbursed expenses incurred in maintaining individual insurance policies pursuant to
          Section 3.04, or Liquidation Expenses, paid pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Agreement (to the extent not payable pursuant to Section 3.09), such withdrawal right being limited to amounts received on particular Mortgage Loans (other than any Repurchase Price in respect thereof) that represent late recoveries of the payments for which such advances were made, or from related Net Liquidation Proceeds or the proceeds of the purchase of such Mortgage Loan;

     (d) to pay to itself out of each payment received on account of interest on a Mortgage Loan as contemplated by Section 3.09, an amount equal to the related Servicing Fee and the Recovery Fee (to the extent not retained pursuant to Section 3.02 or 3.07), and to pay to any Subservicer any subservicing fees not previously withheld by such Subservicer;

     (e) to the extent deposited in the Custodial Account, to pay to itself as additional servicing compensation any (i) interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Sections 3.02(b) and 5.01, and (ii) Foreclosure Profits (to the extent permitted by law);

     (f) to pay to itself or a Seller, with respect to any Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred to such Seller, the Servicer or other entity, all amounts received thereon and not required to be distributed to Securityholders as of the date on which the related Purchase Price or Repurchase Price is determined;

     (g) to withdraw any other amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.02;

     (h) to pay to itself, with respect to any Mortgage Loan for which it has made a Servicer Advance of delinquent principal or interest, any previously unreimbursed Servicer Advances of such amounts theretofore made to the extent of receipts of late recoveries of such payments from the related Mortgagors, out of related Net Liquidation Proceeds or the proceeds of the purchase of such Mortgage Loans;

     (i) to reimburse itself for the amount of any investment earnings advanced prior to maturity pursuant to Section 5.01, to the extent not reimbursed from earnings received on the related investment at maturity;

     (j) at its option, for so long as it is the sole Certificateholder, to pay to itself from amounts otherwise required to be remitted to the Distribution Account in accordance with Section 3.05(a)(xvi) of the Indenture, all amounts payable to it as a Certificateholder on the related Payment Date, and

     (k) to reimburse itself for Servicer Advances of delinquent principal or interest on a Mortgage Loan or other advances that are made pursuant to this Agreement that are not reimbursed pursuant to clauses (c) or
          (h) of this Section 3.03.

        Since, in connection with withdrawals pursuant to clauses (c), (d), (e),
(f) and (h), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses. Notwithstanding any other provision of this Agreement, the Servicer shall be entitled to reimburse itself for any previously unreimbursed expenses incurred pursuant to Section 3.07 or otherwise reimbursable pursuant to the terms of this Agreement that the Servicer determines to be otherwise nonrecoverable (except with respect to any Mortgage Loan as to which the Repurchase Price has been paid), by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Business Day prior to the Payment Date succeeding the date of such determination.

Section 3.04 Maintenance of Hazard Insurance; Property Protection Expenses. To the extent permitted under the related Loan Agreement and Mortgage, and to the extent the Servicer receives notice that a hazard insurance policy has been cancelled, the Servicer shall cause to be maintained for each Mortgage Loan hazard insurance naming the Servicer or related Subservicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time or (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan from time to time; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. The Servicer shall use its best efforts to monitor that hazard insurance is maintained as described in the previous sentence in the same manner as it would for mortgage loans in its own portfolio. The Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Custodial Account to the extent called for by Section 3.02. In cases in which any Mortgaged Property is located at any time during the life of a Mortgage Loan in a federally designated flood area, to the extent permitted under the related Loan Agreement and Mortgage, and to the extent the Servicer receives notice that the related flood insurance has been cancelled, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance (to the extent available). All such flood insurance shall be in amounts equal to the lesser of (i) the amount required to compensate for any loss or damage to the related Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for such Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program). The Servicer shall use its best efforts to monitor such flood insurance as described in the previous sentence in the same manner as it would for mortgage loans in its own portfolio. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Servicer shall obtain and maintain a blanket policy consistent with its general mortgage servicing activities insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.04, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.04 and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Servicer shall be made on the last Business Day of the Collection Period in the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Issuer and the Indenture Trustee, claims under any such blanket policy.

Section 3.05 Modification Agreements. The Servicer or the related Subservicer, as the case may be, shall be entitled to (a) execute assumption agreements, substitution agreements, and instruments of satisfaction or cancellation or of partial or full release or discharge, or any other document contemplated by this Agreement and other comparable instruments with respect to the Mortgage Loans and with respect to the related Mortgaged Properties (and the Issuer and the Indenture Trustee each shall promptly execute any such documents on request of the Servicer) and (b) approve the granting of an easement thereon in favor of another Person, any alteration or demolition of such Mortgaged Properties or other similar matters, if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loans, that the security for, and the timely and full collectability of, such Mortgage Loans would not be adversely affected thereby. A partial release pursuant to this Section 3.05 shall be permitted only if the CLTV for the related Mortgage Loan after such partial release does not exceed the CLTV for such Mortgage Loan as of the related Cut-Off Date. Any fee collected by the Servicer or the related Subservicer for processing such request will be retained by the Servicer or such Subservicer as additional servicing compensation.

Section 3.06   Trust Estate; Related Documents.

     (a) When required by the provisions of this Agreement, the Issuer or the Indenture Trustee shall execute instruments to release property from the terms of the Trust Agreement, Indenture or Custodial Agreement, as applicable, or convey the Issuer's or the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Agreement. No party relying upon an instrument executed by the Issuer or the Indenture Trustee as provided in this Section 3.06 shall be bound to ascertain the Issuer's or the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (b) If from time to time any written assurance, assumption agreement or substitution agreement or other similar agreement shall be executed pursuant to Section 3.05, the Servicer shall check that each of such documents purports to be an original executed copy (or a copy of the original executed document if the original executed copy has been submitted for recording and has not yet been returned) and, if so, shall file such documents, and upon receipt of the original executed copy from the applicable recording office or receipt of a copy thereof certified by the applicable recording office shall file such originals or certified copies, with the Related Documents held by the Servicer.

     (c) Upon receipt of a Request for Release from the Servicer, substantially in the form of Exhibit C hereto, to the effect that a Mortgage Loan has been the subject of a final payment or a prepayment in full and such Mortgage Loan has been terminated or that substantially all Net Liquidation Proceeds that have been determined by the Servicer in its reasonable judgment to be finally recoverable have been recovered, and upon deposit to the Custodial Account of such final monthly payment, prepayment in full together with accrued and unpaid interest to the date of such payment with respect to such Mortgage Loan or, if applicable, Net Liquidation Proceeds, the Custodian shall promptly release the Related Documents held by the Custodian to the Servicer. The Indenture Trustee shall execute such Related Documents, along with such documents as the Servicer or the related Mortgagor may request to evidence satisfaction and discharge of such Mortgage Loan, upon request of the Servicer. If from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Servicer requests the Custodian to release the Related Documents held by the Custodian and delivers to the Custodian a trust receipt reasonably satisfactory to the Custodian and signed by a Responsible Officer of the Servicer, the Custodian shall release such Related Documents to the Servicer. If such Mortgage Loans shall be liquidated and the Custodian receives a certificate from the Servicer as provided above, then, upon request of the Servicer, the Custodian shall release the trust receipt to the Servicer.

Section 3.07 Realization Upon Defaulted Mortgage Loans. With respect to any Mortgage Loan that comes into and continues in default, the Servicer shall decide whether to (i) foreclose upon the related Mortgaged Property, (ii) write off the unpaid Principal Balance thereof as bad debt, (iii) take a deed in lieu of foreclosure, (iv) accept a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor), (v) permit a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (vi) arrange for a repayment plan, (vii) agree to a modification in accordance with this Agreement or (viii) take an unsecured note in each case subject to the rights of any related first Lien holder; provided, that in connection with the foregoing, if the Servicer has actual knowledge that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged Property would not be commercially reasonable, then the Servicer shall not cause the Issuer or the Indenture Trustee to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such decision, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default if deemed to be appropriate by the Servicer) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided, that the Servicer shall not be liable in any respect hereunder if the Servicer is acting in connection with any such foreclosure or attempted foreclosure which is not completed or other conversion in a manner that is consistent with the provisions of this Agreement. The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection with any foreclosure or attempted foreclosure which is not completed or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that such expenditure will increase the related Net Liquidation Proceeds. In the event of a determination by the Servicer that any such expenditure previously made pursuant to this Section 3.07 will not be reimbursable from Net Liquidation Proceeds, the Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03.

        Notwithstanding any provision of this Agreement, a Mortgage Loan may be deemed to be finally liquidated if substantially all amounts expected by the Servicer to be received in connection therewith have been received; provided, however, that the Servicer may continue to pursue recovery of such Mortgage Loan and any Recovery Amount with respect to any such Mortgage Loan shall be deposited into the Custodial Account. If the Servicer continues to pursue recovery, the Servicer shall be entitled to the Recovery Fee with respect to that Mortgage Loan and to be reimbursed for any Servicer Advances and expenses from Recovery Amounts with respect to such Mortgage Loan as though such Mortgage Loan continued to be an Outstanding Mortgage Loan hereunder. For purposes of determining the amount of any Net Liquidation Proceeds, Insurance Proceeds or other unscheduled collections, the Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with such Mortgage Loan.

        In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, which shall hold the same on behalf of the Issuer in accordance with Section 3.13 of the Indenture. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgaged Property shall (except as otherwise expressly provided herein) be considered to be an outstanding Mortgage Loan held as an asset of the Issuer until such time as such property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder, so long as the related Mortgage Loan shall be considered to be an outstanding Mortgage Loan, it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Loan Agreement shall have been discharged, such Loan Agreement in effect at the time of any such acquisition of title before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period will remain in effect.

        Any proceeds from foreclosure proceedings or the purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Net Liquidation Proceeds or Insurance Proceeds, shall be applied in the following order of priority: first, to reimburse the Servicer or the related Subservicer in accordance with this
Section 3.07; second, to pay the Servicer or the related Subservicer all Servicing Fees payable therefrom; third, to pay accrued and unpaid interest on such Mortgage Loan, at the Net Loan Rate to the Payment Date on which such amounts are to be deposited in the Note Payment Account or Distribution Account; and fourth, as a recovery of principal on such Mortgage Loan. Any remaining amount shall constitute Foreclosure Profits.

Section 3.08 Issuer and Indenture Trustee to Cooperate. On or before each Payment Date, the Servicer will notify the Indenture Trustee or the Custodian, with a copy to the Issuer, of the termination of or the payment in full and the termination of any Mortgage Loan during the preceding Collection Period. Upon receipt of payment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto and to cause the removal from the registration on the MERS(R) System of such Mortgage. It is understood and agreed that any expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Custodial Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Custodian shall, upon request of the Servicer and delivery to the Custodian, with a copy to the Issuer, of a Request for Release, in the form attached hereto as Exhibit C, signed by a Servicing Officer, release or cause to be released the related Loan Agreement to the Servicer. The Issuer or Indenture Trustee shall promptly execute such documents, in the forms provided by the Servicer, as shall be necessary for the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the Servicer to return such Loan Agreement to the Custodian (as specified in such receipt) when the need therefor by the Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that specified above, such trust receipt shall be released to the Servicer.

        In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the related Assignment of Mortgage in accordance with the provisions of the Purchase Agreement, the Indenture Trustee or the Issuer shall, if so requested in writing by the Servicer, promptly execute an appropriate assignment in the form provided by the Servicer to assign such Mortgage Loan for the purpose of collection to the Servicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, such assignee for collection will thereupon bring all required actions in its own name and otherwise enforce the terms of such Mortgage Loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto into the Custodial Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured, then the assignee for collection shall promptly reassign such Mortgage Loan to the Indenture Trustee and return all Related Documents to the place where the related Mortgage File was being maintained.

        In connection with the Issuer's obligation to cooperate as provided in this Section 3.08 and all other provisions of this Agreement requiring the Issuer to authorize or permit any actions to be taken with respect to the Mortgage Loans, the Indenture Trustee, as pledgee of the Mortgage Loans and as assignee of record of the Mortgage Loans on behalf of the Issuer pursuant to
Section 3.13 of the Indenture, expressly agrees, on behalf of the Issuer, to take all such actions on behalf of the Issuer and to promptly execute and return all instruments reasonably required by the Servicer in connection therewith; provided, that if the Servicer requests a signature of the Indenture Trustee, on behalf of the Issuer, then the Servicer shall deliver to the Indenture Trustee an Officer's Certificate stating that such signature is necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

Section 3.09 Servicing Compensation; Payment of Certain Expenses by Servicer. The Servicer shall be entitled to receive the Servicing Fee in accordance with
Section 3.03 as compensation for its services in connection with servicing the Mortgage Loans. Moreover, late payment charges and other receipts not required to be deposited in the Custodial Account as specified in Section 3.02 shall be retained by the Servicer as additional servicing compensation. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Securityholders), including the fees and expenses of the Owner Trustee, Indenture Trustee and the Custodian, and shall not be entitled to reimbursement therefor.

Section 3.10   Annual Statement as to Compliance.

     (a) The Servicer will deliver to the Depositor, the Enhancer and the Indenture Trustee on or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, a servicer compliance certificate, signed by an authorized officer of the Servicer, as described in Item 1123 of Regulation AB, to the effect that:

               (i) A review of the Servicer's activities during the reporting period and of its performance under this Servicing Agreement has been made under such officer's supervision; and

               (ii) To the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Servicing Agreement in all material respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

               The Servicer shall use commercially reasonable efforts to obtain from all other parties participating in the servicing function any additional certifications required under Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K; provided, however, that a failure to obtain such certifications shall not be a breach of the Servicer's duties hereunder if any such party fails to deliver such a certification.

     (b) The Servicer shall deliver to the Issuer and the Indenture Trustee, with a copy to the Enhancer, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time or both, would become a Servicing Default.

Section 3.11 Annual Servicing Report. On or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Depositor, the Enhancer and the Indenture Trustee the attestation required under Item 1122(b) of Regulation AB. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of Mortgage Loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.12 Access to Certain Documentation and Information Regarding the Mortgage Loans. Whenever required by statute or regulation, the Servicer shall provide to the Enhancer, any Securityholder upon reasonable request (or a regulator for a Securityholder) or the Indenture Trustee, reasonable access to the documentation regarding the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section 3.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding Mortgagors, and the failure of the Servicer to provide access as provided in this Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

Section 3.13 Maintenance of Certain Servicing Insurance Policies. The Servicer shall, during the term of its service as servicer, maintain in force and effect
(i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and fidelity bond shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, for Persons performing servicing for mortgage loans purchased by such entity.

Section 3.14 Information Required by the Internal Revenue Service and Reports of Foreclosures and Abandonments of Mortgaged Property. The Servicer shall prepare and deliver all federal and state information reports with respect to the Mortgage Loans when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the Servicer or Subservicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 2006, the Servicer or Subservicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (a) on behalf of the Issuer, acquired an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (b) knew or had reason to know that any Mortgaged Property had been abandoned. The reports from the Servicer or Subservicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J and Section 6050H (reports relating to mortgage interest received) of the Code.

Section 3.15   Optional Repurchase or Transfer of Mortgage Loans.

     (a) Notwithstanding any provision in Section 3.07 to the contrary, the Servicer, at its option and in its sole discretion, may repurchase any Mortgage Loan that is delinquent in payment by a period of ninety (90) days or longer for a price equal to the Repurchase Price, provided that any such repurchase shall occur only during the 60-day period commencing on the first day of the next calendar month.

     (b) The Servicer shall repurchase any Mortgage Loan for a price equal to the Repurchase Price (i) if the related Mortgage did not have a Lien senior to it as of the related Cut-Off Date, and, at the request of the related Mortgagor, the Servicer at its option and in its sole discretion agrees to the placement of a Lien on the related Mortgaged Property senior to that of such Mortgage or (ii) at the request of the Mortgagor, the Servicer at its option and in its sole discretion agrees to an increase in the Credit Limit above the Credit Limit of such Mortgage Loan as of the related Cut-Off Date or (iii) at the request of the Mortgagor, the Servicer at its option and in its sole discretion agrees to the refinancing of the Lien senior to that of the related Mortgage resulting in a CLTV that does not satisfy the conditions set forth in Section 3.01(a) herein.

     (c) Subject to the conditions set forth below, the Servicer, upon receipt of written notice and direction from the Issuer, shall cause the retransfer of Mortgage Loans from the Trust Estate to the Issuer as of the close of business on a Payment Date (the "Transfer Date"). On the fifth Business Day (the "Transfer Notice Date") prior to the Transfer Date designated in such notice, the Servicer shall give the Indenture Trustee, the Rating Agencies and the Enhancer a notice of the proposed retransfer that contains a list of the Mortgage Loans to be retransferred. Such retransfers of Mortgage Loans shall be permitted upon satisfaction of the following conditions:

(i)     No Rapid Amortization Event has occurred;

(ii) On the Transfer Date, the Overcollateralization Amount (after giving effect to the removal from the Trust Estate of the Mortgage Loans proposed to be retransferred) will equal or exceed the Overcollateralization Target Amount;

(iii) The retransfer of any Mortgage Loans on any Transfer Date during the Managed Amortization Period shall not, in the reasonable belief of the Servicer, cause a Rapid Amortization Event to occur or an event which with notice or lapse of time or both would constitute a Rapid Amortization Event;

(iv) On or before the Transfer Date, the Servicer shall have delivered to the Indenture Trustee a revised Mortgage Loan Schedule showing that the Mortgages Loans transferred to the Certificateholders are no longer owned by the Trust Estate;

(v) The Servicer shall represent and warrant that the Mortgage Loans to be removed from the Trust Estate were selected at random and the Servicer shall have received the consent of the Enhancer as to the selection of the particular Mortgage Loans to be removed; and

(vi) The Servicer shall have delivered to the Indenture Trustee and the Enhancer an officer's certificate certifying that the items set forth in subparagraphs (i) through (v), inclusive, have been performed or are true and correct, as the case may be. The Indenture Trustee may conclusively rely on such officer's certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

        The Servicer shall not be permitted to effect the retransfer of any Mortgage Loan except under the conditions specified above. Upon receiving the requisite notice and direction from the Issuer, the Servicer shall perform in a timely manner those acts required of it, as specified above. Upon satisfaction of the above conditions, on the Transfer Date the Indenture Trustee shall deliver, or cause to be delivered, to the Issuer a written itemization of each Mortgage Loan being transferred, together with the Mortgage File for each such Mortgage Loan, and the Indenture Trustee shall execute and deliver to the Issuer or its designee such other documents prepared by the Servicer as shall be reasonably necessary to transfer such Mortgage Loans to the Certificateholders. Any such transfer of the Trust Estate's right, title and interest in and to Mortgage Loans shall be without recourse, representation or warranty by or of the Indenture Trustee or the Trust Estate to the Issuer or its designee.

Section 3.16   Funding Account.

     (a) No later than the Closing Date, the Indenture Trustee shall establish and maintain on behalf of itself one or more segregated trust accounts, which shall be Eligible Accounts, titled "Funding Account, JPMorgan Chase Bank, National Association, as Indenture Trustee for GMACM Home Equity Loan Trust 2006-HE4" (the "Funding Account"). The Indenture Trustee shall establish within the Funding Account a sub-account, titled "Reserve Sub-Account," as set forth in Section
          3.17 of this Agreement. On each Payment Date during the Revolving Period, the Servicer shall withdraw from the Custodial Account and deposit into the Funding Account (but not the Reserve Sub-Account) the aggregate amount of Principal Collections remaining after the purchase of all Additional Balances or Subsequent Mortgage Loans on or prior to such Payment Date.

     (b) The Servicer may cause the institution maintaining the Funding Account to invest any funds therein in Permitted Investments having a maturity of up to 90 days or maturing or otherwise available not later than the Business Day preceding the related Payment Date on which funds are scheduled to be withdrawn to purchase Subsequent Mortgage Loans; provided, that any investment in an obligation of the institution with which the Funding Account is maintained may mature on or before 10:30 a.m., New York time, on such Payment Date; and provided further, that no such investment may be sold or disposed of prior to maturity. In addition, no such Permitted Investment shall be purchased at a price in excess of par. At any time when the Indenture Trustee is maintaining the Funding Account, any request by the Servicer to invest funds on deposit therein shall be in writing, delivered to the Indenture Trustee at or before 10:30 a.m., New York time, if such investment is to be made on such day. The Servicer shall certify that the requested investment is a Permitted Investment maturing at or prior to the time required hereby. Any such investment shall be registered in the name of the Indenture Trustee or its nominee, and to the extent that any such investment is certificated, such investment shall be maintained with the Indenture Trustee at its Corporate Trust Office. All net income or other gain received from any such investment shall be deposited into or credited to the Note Payment Account.

     (c) From time to time withdrawals shall be made from the Funding Account by the Servicer as follows:

(i) on each Payment Date during the Revolving Period, any amounts on deposit in the Funding Account, including Excess Spread, shall be withdrawn and applied, to the extent available, in the following order:

(A)  to GMACM, as payment for Additional Balances, if any, in an amount equal to
     (1) the aggregate of all Draws during the related Collection Period or (2) if the Servicer has applied amounts on deposit in the Custodial Account representing Principal Collections received during such Collection Period to the purchase of Additional Balances, the excess, if any, of the aggregate of all Draws during the related Collection Period over Principal Collections for such Collection Period; and

(B) to each Seller, as payment for Subsequent Mortgage Loans, if any, in an amount equal to (1) the aggregate Principal Balance of all such Subsequent Mortgage Loans purchased from such Seller during the related Collection Period or (2) if the Servicer has applied amounts on deposit in the Custodial Account representing Principal Collections for such Collection Period toward the purchase of Subsequent Mortgage Loans, the excess, if any, of the aggregate Principal Balance of all such Subsequent Mortgage Loans purchased from such Seller over such Principal Collections;

(ii) on the last Payment Date during the Revolving Period, any amounts remaining on deposit in the Funding Account, if any, after giving effect to clause (i) above, shall be deposited into the Note Payment Account for payment to the Noteholders pursuant to Section 3.05 of the Indenture.

Section 3.17   Reserve Sub-Account.

     (a) On or after the Closing Date, the Indenture Trustee shall establish and maintain a sub-account within the Funding Account (the "Reserve Sub-Account"). On each Business Day following each Determination Date, the Servicer, in accordance with the requirements of Sections 3.05(a), 3.05(b) and 3.05(c) of the Indenture, shall determine the amount, if any, to be withdrawn from the Custodial Account and deposited into the Reserve Sub-Account. From time to time withdrawals shall be made from the Reserve Sub-Account by the Indenture Trustee in the amounts and for the purposes set forth in Sections 3.05(a), 3.05(b) and 3.05(c) of the Indenture. In addition, if a Funding Event has occurred during the Managed Amortization Period, any amount in the Reserve Sub-Account may be applied to purchase Subsequent Mortgage Loans in the manner set forth in the Purchase Agreement. Funds on deposit in the Reserve Sub-Account may be invested in Permitted Investments in accordance with Section 3.16(b) hereof.

Section 3.18   Pre-Funding Account.

        (a) No later than the Closing Date, the Indenture Trustee shall establish and maintain on behalf of itself one or more segregated trust accounts, which shall be Eligible Accounts, titled "Pre-Funding Account, JPMorgan Chase Bank, National Association, as Indenture Trustee for GMACM Home Equity Loan Trust 2006-HE4" (the "Pre-Funding Account"). On the Closing Date, GMACM shall deposit into the Pre-Funding Account an amount equal to the Original Pre-Funded Amount from the proceeds of the sale of the Securities. On each Subsequent Transfer Date, the Servicer shall instruct the Indenture Trustee in writing to withdraw from the Pre-Funding Account an amount equal to the aggregate Principal Balance as of the related Subsequent Cut-Off Date of the Subsequent Mortgage Loans to be sold to the Trust on such Subsequent Transfer Date and purchased with funds on deposit in the Pre-Funding Account, and to pay such amount to or upon the order of GMACM upon satisfaction of the conditions set forth in this Agreement, in the Purchase Agreement and in the related Subsequent Transfer Agreement with respect thereto. In no event shall the Indenture Trustee be liable for any investment losses on Permitted Investments held in or credited to the Pre-Funding Account, provided that such investments are made in accordance with the provisions of this Agreement and the Indenture Trustee is not the obligor under the Permitted Investment.

        (b) If the Pre-Funded Amount has not been reduced to zero at the close of business on the last day of the Pre-Funding Period, after giving effect to any withdrawal therefrom on such day, any remaining Pre-Funded Amount shall be deposited in the Note Payment Account and applied as a principal distribution on the Variable Pay Revolving Notes on the next succeeding Payment Date in accordance with the terms of the Indenture; provided that up to $50,000 of such amount may be deposited in the Funding Account.

        (c) The Servicer may cause the institution maintaining the Pre-Funding Account to invest any funds therein in Permitted Investments having a maturity of up to 90 days or maturing or otherwise available not later than the Business Day preceding the related Payment Date on which funds are scheduled to be withdrawn to purchase Subsequent Mortgage Loans; provided, that any investment in an obligation of the institution with which the Pre-Funding Account is maintained may mature on or before 10:30 a.m., New York time, on such Payment Date; and provided further, that no such investment may be sold or disposed of prior to maturity. In addition, no such Permitted Investment shall be purchased at a price in excess of par. Notwithstanding the foregoing, in the event investment earnings have not matured on any Payment Date, the amount of such earnings accrued as of such Payment Date shall be advanced by the Servicer for deposit into the Note Payment Account (which advance shall be reimbursed to the Servicer from such investment earnings at maturity). At any time when the Indenture Trustee is maintaining the Pre-Funding Account, any request by the Servicer to invest funds on deposit therein shall be in writing, delivered to the Indenture Trustee at or before 10:30 a.m., New York time, if such investment is to be made on such day. The Servicer shall certify that the requested investment is a Permitted Investment maturing at or prior to the time required hereby. Any such investment shall be registered in the name of the Indenture
Trustee or its nominee, and to the extent that any such investment is certificated, such investment shall be maintained with the Indenture Trustee at its Corporate Trust Office. All net income or other gain received from any such investment shall be deposited into or credited to the Note Payment Account, and may be withdrawn therefrom in accordance with Section 3.05 of the Indenture. The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Pre-Funding Account by the Servicer out of its own funds immediately as realized. In no event shall the Indenture Trustee be liable for any investment losses on Permitted Investments held in or credited to the Pre-Funding Account, provided that such investments are made in accordance with the provisions of this Agreement and the Indenture Trustee is not the obligor under the Permitted Investment.

Section 3.19   Capitalized Interest Account.

        (a) No later than the Closing Date, the Indenture Trustee shall establish and maintain on behalf of itself one or more segregated trust accounts, which shall be Eligible Accounts, titled "Capitalized Interest Account, JPMorgan Chase Bank, National Association, as Indenture Trustee for GMACM Home Equity Loan Trust 2006-HE4" (the "Capitalized Interest Account"). The Indenture Trustee shall, promptly upon receipt, deposit in the Capitalized Interest Account and retain therein the Interest Coverage Amount. If the Indenture Trustee shall not have received an investment direction from GMACM, the Indenture Trustee shall invest funds on deposit in the Capitalized Interest Account in Permitted Investments of the kind described in clause (v) of the definition of Permitted Investments having a maturity date no later than the next succeeding Payment Date. In addition, no such Permitted Investment shall be purchased at a price in excess of par. The Servicer shall be entitled to retain any investment earnings on amounts on deposit in the Capitalized Interest Account and shall deposit into the Capitalized Interest Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss without any right of reimbursement therefor. The Servicer shall be the owner of the Capitalized Interest Account and shall report all items of income, deduction, gain or loss arising therefrom.

        (b) On each Payment Date during the Pre-Funding Period and on the Payment Date immediately after the end of the Pre-Funding Period, the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Capitalized Interest Account and deposit into the Note Payment Account an amount equal to the Capitalized Interest Requirement for such Payment Date.

        (c) In connection with each Subsequent Transfer Date occurring in the Pre-Funding Period, the Servicer, at its option, may recalculate the Interest Coverage Amount taking into account the amount remaining in the Pre-Funding Account following the sale of Subsequent Mortgage Loans to the Trust on such date. The recomputed Interest Coverage Amount shall be not less than the amount necessary to cover the Capitalized Interest Requirement for each remaining Payment Date in the Pre-Funding Period. On any such Subsequent Transfer Date, GMACM shall instruct in writing the Indenture Trustee to pay to it from funds in the Capitalized Interest Account the excess of the amount on deposit therein over the recomputed Interest Coverage Amount.

        (d) Upon the earlier of (i) termination of the Trust Agreement in accordance with Section 8.01 thereof and (ii) the Payment Date following the end of the Pre-Funding Period, any amount remaining on deposit in the Capitalized Interest Account shall be withdrawn by the Indenture Trustee and paid to GMACM.

Section 3.20 Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

     (a) When any Mortgaged Property is conveyed by the Mortgagor, the Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Loan Agreement or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)            the  Servicer  shall not be deemed to be in  default  under  this
               Section 3.20(a) by reason of any transfer or assumption which the Servicer is restricted by law from preventing; and

(ii) if the Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Loan Agreement or Mortgage, the Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

     (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.20(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Loan Agreement or Mortgage which requires the signature of the Indenture Trustee, or if an instrument of release signed by the Indenture Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Indenture Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Loan Agreement or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Loan Agreement or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. The Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer
          (A) such transaction will not adversely affect the coverage under any Required Insurance Policies, (B) the Mortgage Loan will fully amortize over the remaining term thereof, (C) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (D) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Servicer in accordance with the foregoing, the Indenture Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Servicer. Upon the closing of the transactions contemplated by such documents, the Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Loan Agreement or Mortgage to be delivered to the Indenture Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer or such Subservicer as additional servicing compensation.

Section 3.21   Advance Facility.

     (a) The Servicer is hereby authorized to enter into any facility (an "Advance Facility") with any Person (any such Person, an "Advance
          Facility Counterparty"), without the consent of any party to this Agreement or the Enhancer, which provides that the Servicer may pledge or sell its rights to receive reimbursement of any advances made by the Servicer in respect of draws for HELOCs ("HELOC Advances") and any Servicer Advances pursuant to this Agreement ("Advance Reimbursement Rights") pursuant to credit facilities, repurchase facilities, or similar facilities providing liquidity for the funding of the HELOC Advances and the Servicer Advances. Notwithstanding the existence of any Advance Facility, the Servicer shall remain obligated pursuant to this Agreement to make any HELOC Advance or Servicer Advances as required by this Agreement, and shall not be relieved of such obligations by virtue of such Advance Facility.

     (b) If the Servicer enters into an Advance Facility, and for so long as an Advance Facility Counterparty remains entitled to receive reimbursement for any Servicer Advances ("Advance Reimbursement Amount"), then the Servicer shall identify such Advance Reimbursement Amount as received, consistently with the reimbursement rights set forth in Sections 3.03 of this Agreement, and shall remit such Advance Reimbursement Amount in accordance with the documentation establishing the Advance Facility to such Advance Facility Counterparty or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advance Facility Counterparty. Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Servicer may withdraw from the Custodial Account or direct the Indenture Trustee to withdraw, as applicable, and the Servicer shall, or if so directed, the Indenture Trustee is hereby authorized to and shall pay to the Advance Facility Counterparty or the Advance Facility Trustee the Advance Reimbursement Amount identified pursuant to the preceding sentence.

     (c) The Advance Reimbursement Amount shall consist solely of amounts in respect of Servicer Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with this Agreement, assuming the Servicer had made the related Servicer Advances. Any Advance Reimbursement Amount that the Servicer, in its capacity as Servicer, is entitled to be paid shall not be included in distributions to Noteholders. An Advance Facility Counterparty whose obligations are limited to the making of Servicer Advances will not be deemed to be a Subservicer under this Agreement or be required to meet the criteria for qualification as a Subservicer under this Agreement.

     (d) Any Advance Reimbursement Amount allocated to reimburse Servicer Advances made with respect to any particular Mortgage Loan shall be allocated to the reimbursement of the unreimbursed Servicer Advances made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, such that the Advance Reimbursement Amount shall be applied to reimburse the Servicer Advance for that Mortgage Loan that was disbursed earliest in time first, and to reimburse the Servicer Advance for that Mortgage Loan that was disbursed latest in time, last. The Servicer shall provide to the related Advance Facility Counterparty or Advance Facility Trustee loan-by-loan information with respect to each Advance Reimbursement Amount remitted to such Advance Facility Counterparty or Advance Facility Trustee, to enable the Advance Facility Counterparty or Advance Facility Trustee to make the FIFO allocation of each such Advance Reimbursement Amount with respect to each Mortgage Loan. HELOC Advances shall be reimbursed as funds are received and available to be disbursed in reimbursement for any HELOC Advance pursuant to the Basic Documents. The Servicer shall provide to the related Advance Facility Counterparty or Advance Facility Trustee loan-by-loan information with respect to each HELOC Advance remitted to such Advance Facility Counterparty or Advance Facility Trustee.

     (e) Upon request of the Servicer, the Indenture Trustee agrees to execute such acknowledgments, certificates, and other documents recognizing the interests of any Advance Facility Counterparty in such Advance Reimbursement Rights as the Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.21.

     (f) The Indenture Trustee shall not, as a result of the existence of any Advance Facility, have any duty or liability with respect to the calculation of any Advance Reimbursement Amount nor have any responsibility to track or monitor the administration of the Advance Facility.

ARTICLE IV

                              Servicing Certificate

Section 4.01   Statements to Securityholders.

     (a) With respect to each Payment Date, on the Business Day following the related Determination Date, the Servicer shall forward to the Indenture Trustee and the Indenture Trustee pursuant to Section 3.26 of the Indenture shall forward or cause to be forwarded by mail or otherwise make available electronically at www.jpmorgan.com/sfr to each Certificateholder, Noteholder, the Enhancer, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, a statement setting forth the following information (the "Servicing Certificate") as to the Notes and Certificates, to the extent applicable:

(i)     the applicable Record Date, Determination Date and Payment Date;

(ii) the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

(iii)   the Servicing Fee payable to the Servicer;

(iv) the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

(v) the aggregate amount of (a) Interest Collections, (b) Principal Collections (and, with respect to any Payment Date relating to the Managed Amortization Period, Net Principal Collections), (c) Substitution Adjustment Amounts and (d) Excess Spread, for the related Collection Period;

(vi) the amount of such distribution as principal to the Noteholders of each Class of Notes;

(vii) the amount of such distribution as interest to the Noteholders of each Class of Notes, the amount thereof, if any, payable in respect of unpaid Interest Shortfalls, and the amount of any Interest Shortfalls and Relief Act Shortfalls for the related Payment Date;

(viii) each Policy Draw Amount, if any, for such Payment Date and the aggregate amount of prior draws on the Policy thereunder not yet reimbursed;

(ix)    the  amount  of such  distribution  as  principal  and  interest  to the
        Certificateholders,   separately   stating  the  portion  thereof  which
        resulted in a reduction of the Certificate Balance thereof;

(x) the amount of any Additional Balance Increase Amount payable to the Certificateholders;

(xi) the aggregate Principal Balance of the Mortgage Loans as of the end of the related Collection Period;

(xii) the number and aggregate Principal Balances of Mortgage Loans (a) as to which the Minimum Monthly Payment is delinquent for 30-59 days, 60-89 days, 90-119 days, 120-149 days, 150-179 days and greater than 180 days, respectively, (b) the related Mortgaged Property of which has been foreclosed upon and (c) as to which the related Mortgaged Property has become REO Property, in each case as of the end of the related Collection Period; provided, however, that such information shall not be provided on the statements relating to the first Payment Date;

(xiii) the number and aggregate Principal Balance of Mortgage Loans repurchased pursuant to Section 3.15(a) herein during the related Collection Period;

(xiv)   the Net WAC Rate for the related Collection Period;

(xv) prior to the second Determination Date following the commencement of the Rapid Amortization Period, the aggregate amount of Additional Balances created during the related Collection Period and conveyed to the Issuer prior to the commencement of such Rapid Amortization Period;

(xvi) the aggregate Liquidation Loss Amounts with respect to the related Collection Period, the amount distributed as principal to Noteholders or paid to the Funding Account in respect of Liquidation Loss Amounts and the aggregate of the Liquidation Loss Amounts (minus any Subsequent Net Recovery Amounts) from all Collection Periods to date expressed as dollar amount and as a percentage of the aggregate Cut-Off Date Principal Balances of the Mortgage Loans;

(xvii) the aggregate Note Balance of each Class of Notes and the Certificate Balance of each Class of the Certificates after giving effect to the distribution of principal on such Payment Date;

(xviii) the balance of the Pre-Funding  Account,  Capitalized  Interest Account,
        Funding Account and the Reserve Sub-Account as of the end of the related Collection Period;

(xix) the Percentage Interest applicable to each of the Securities, after application of payments made on such Payment Date;

(xx) the Overcollateralization Amount as of the end of the related Collection Period and whether the Excess Spread Test is satisfied as of the end of the related Collection Period; and

(xxi) the aggregate Principal Balance of Subsequent Mortgage Loans transferred to the Trust Estate during the related Collection Period.

        In the case of information furnished pursuant to clauses (ii) and (iii) above, the amounts shall be expressed as an aggregate dollar amount per Note or Certificate, as applicable, with a $25,000 denomination per Note and with a denomination equal to a 100% Percentage Interest per Certificate.

        If a Rapid Amortization Event or a Servicing Default shall occur, on the Business Day following the related Determination Date, the Servicer shall forward to the Indenture Trustee a statement to such effect, including the nature of such Rapid Amortization Event or Servicing Default. Upon the Servicer's becoming aware of any Early Amortization Event, the Servicer shall forward to the Indenture Trustee a statement to such effect, including the nature of such Early Amortization Event. The Indenture Trustee, pursuant to
Section 3.26 of the Indenture, shall deliver or cause to be delivered by mail to each Certificateholder, each Noteholder, the Enhancer, the Depositor, the Owner Trustee, the Certificate Paying Agent and each Rating Agency, notice of such Rapid Amortization Event, Early Amortization Event or Servicing Default, including the nature thereof. Such statement may be included in, or separate from, the regular statement made available to Securityholders.

        The Indenture Trustee will make the Servicing Certificate (and, at its option, any additional files containing the same information in an alternative format) available each month to Securityholders, and other parties to this Agreement via the Indenture Trustee's internet website. The Indenture Trustee's internet website shall initially be located at "www.jpmorgan.com/sfr."
Assistance in using the website can be obtained by calling the Indenture Trustee's customer service desk at (877) 722-1095. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Indenture Trustee shall have the right to change the way the statements to Securityholders are distributed in order to make such distribution more convenient or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes. The Indenture Trustee may require registration and the acceptance of a disclaimer in connection with access to its website.

     (b) The Servicer shall forward to the Indenture Trustee any other information reasonably requested by the Indenture Trustee necessary to make distributions pursuant to Section 3.05 of the Indenture. Prior to the close of business on the Business Day next succeeding each Determination Date, the Servicer shall furnish a written statement to the Certificate Paying Agent and the Indenture Trustee setting forth the aggregate amounts required to be withdrawn from the Custodial Account and the Reserve Sub-Account and deposited into the Note Payment Account, Reserve Sub-Account, Funding Account or Distribution Account on the Business Day preceding the related Payment Date pursuant to Section 3.03. The determination by the Servicer of such amounts shall, in the absence of obvious error, be deemed to be presumptively correct for all purposes hereunder, and the Owner Trustee and the Indenture Trustee shall be protected in relying upon the same without any independent check or verification. In addition, upon the Issuer's written request, the Servicer shall promptly furnish such information reasonably requested by the Issuer that is reasonably available to the Servicer to enable the Issuer to perform its federal and state income tax reporting obligations.

     (c) If the Note Balance of the Variable Pay Revolving Notes is to be reduced on any Payment Date pursuant to the terms of the Indenture, the Servicer shall, not later than 12:00 Noon (New York time) on the second Business Day prior to such Payment Date, deliver a written notice to the Administrative Agent specifying the amount of such reduction.

Section 4.02   Tax Returns and 1934 Act Reports

     (a) The Servicer will act as the Tax Matters Partner or the agent for the Tax Matters Partner pursuant to the Trust Agreement. The Servicer agrees to perform the obligations of the Servicer set forth in Section
          5.03 of the Trust Agreement. The Servicer will prepare and file or cause to be prepared and filed all tax and information returns of the Trust Estate.

     (b) The Servicer shall, on behalf of the Depositor and in respect of the Trust Estate, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder including, without limitation, reports on Form 10-K, Form 10-D and Form 8-K. In connection with the preparation and filing of such periodic reports, the Indenture Trustee shall timely provide to the Servicer (I) a list of Securityholders as shown on the Certificate Register and the Note Register as of the end of each calendar year,
          (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Indenture Trustee, as trustee hereunder, or the Trust Estate that are received by the Indenture Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Indenture Trustee, have been submitted to a vote of the Securityholders, other than those matters that have been submitted to a vote of the Securityholders at the request of the Depositor or the Servicer, and
          (IV) notice of any failure of the Indenture Trustee to make any distribution to the Securityholders as required pursuant to this Agreement. The Indenture Trustee shall not have any liability with respect to the Servicer's failure to properly prepare or file such periodic reports and the Servicer shall not have any liability with respect to such failure resulting from or relating to the Servicer's inability or failure to obtain any information not resulting from the Servicer's own negligence or willful misconduct.

     (c)  Any Form  10-K  filed  with the  Commission  in  connection  with this
          Section 4.03 shall include:

                      (i) A certification, signed by the senior officer in charge of the servicing functions of the Servicer, in the form attached as Exhibit E hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

                      (ii) A report regarding its assessment of compliance during the preceding calendar year with all applicable servicing criteria set forth in relevant Commission regulations with respect to mortgage-backed securities transactions taken as a whole involving the Servicer that are backed by the same types of assets as those backing the certificates, as well as similar reports on assessment of compliance received from other parties participating in the servicing function as required by relevant Commission regulations, as described in Item
        1122(a) of Regulation AB. The Servicer shall obtain from all other parties participating in the servicing function any required certifications.

                      (iii) With respect to each assessment report described immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission regulations, as described in Regulation 1122(b) of Regulation AB and Section 3.11.

                      (iv) The servicer compliance certificate required to be delivered pursuant Section 3.10.

     (d) In connection with the Form 10-K Certification, the Indenture Trustee shall provide the Servicer with a back-up certification substantially in the form attached hereto as Exhibit D-2.

     (e) This Section 4.03 may be amended in accordance with this Servicing Agreement without the consent of the Securityholders.

     (f) The Indenture Trustee shall make available on the Indenture Trustee's internet website each of the reports filed with the Commission by or on behalf of the Depositor under the Exchange Act, as soon as reasonably practicable upon delivery of such reports to the Indenture Trustee.

ARTICLE V

                              Note Payment Account

Section 5.01 Note Payment Account. The Indenture Trustee shall establish and maintain an Eligible Account entitled "JPMorgan Chase Bank, National Association, as Indenture Trustee, for the benefit of the Securityholders, the Certificate Paying Agent and the Enhancer, pursuant to the Indenture, dated as of September 27, 2006, between GMACM Home Equity Loan Trust 2006-HE4 and JPMorgan Chase Bank, National Association" (the "Note Payment Account"). On each Payment Date, amounts on deposit in the Note Payment Account shall be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture. In addition, the Indenture Trustee shall deposit in the Note Payment Account, the amount of any Advance received from the holder of a Variable Pay Revolving Note in accordance with Section 2.03 of the Indenture, or the proceeds of the sale and issuance of a Variable Pay Revolving Note issued pursuant to the Indenture after the Closing Date, to be applied as a distribution of principal of the related Class of Term Notes on its respective Targeted Final Payment Date. The Indenture Trustee shall invest or cause the institution maintaining the Note Payment Account to invest the funds therein in Permitted Investments selected in writing by the Servicer and designated in the name of the Indenture Trustee, which investments shall mature not later than the Business Day next preceding the Payment Date next following the date of such investment (except that any investment in the institution with which the Note Payment Account is maintained may mature on such Payment Date and shall not be sold or disposed of prior to maturity). In addition, no such Permitted Investment shall be purchased at a price in excess of par. Amounts on deposit in the Note Payment Account will remain uninvested and all benefit therefrom shall be for the benefit of the Indenture Trustee.

ARTICLE VI

                                  The Servicer

Section 6.01 Liability of the Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

Section 6.02 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. Any Person into which the Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

        The Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided, that the Person accepting such assignment or delegation shall be a Person qualified to service mortgage loans, is reasonably satisfactory to the Enhancer (provided, that such consent to assignment may not be unreasonably withheld), is willing to service the Mortgage Loans and executes and delivers to the Issuer (with a copy to the Enhancer) an agreement, in form and substance reasonably satisfactory to the Enhancer, that contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement; and provided further, that no Rating Event will occur as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency), if determined without regard to the Policy; and provided further, that the Owner Trustee shall receive an Opinion of Counsel to the effect that such assignment or delegation will not cause the Issuer to be treated as an association (or a publicly-traded partnership) taxable as a corporation for federal income tax purposes.

        Notwithstanding anything in this Agreement to the contrary, the conversion of GMAC Mortgage Corporation's organizational structure from a Pennsylvania corporation to a Delaware limited liability company shall not require the consent of any party or notice to any party and shall not in any way affect the rights or obligations of GMAC Mortgage Corporation hereunder.

Section 6.03 Limitation on Liability of the Servicer and Others. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director, officer, employee or agent of the Servicer shall be indemnified by the Issuer and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Securities, including any amount paid to the Owner Trustee or the Indenture Trustee pursuant to Section 6.06(b), other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement, the rights and duties of the parties hereto and the interests of the Securityholders. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Servicer shall be entitled to be reimbursed therefor. The Servicer's right to indemnity or reimbursement pursuant to this
Section 6.03 shall survive any resignation or termination of the Servicer pursuant to Section 6.04 or 7.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

Section 6.04 Servicer Not to Resign. Subject to the provisions of Section 6.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (b) upon satisfaction of the following conditions: (i) the Servicer shall have proposed a successor Servicer to the Issuer and the Indenture Trustee in writing and such proposed successor Servicer is reasonably acceptable to the Issuer, the Indenture Trustee and the Enhancer; (ii) each Rating Agency shall have delivered a letter to the Issuer, the Enhancer and the Indenture Trustee prior to the appointment of the successor Servicer stating that the proposed appointment of such successor Servicer as Servicer hereunder will not cause a Rating Event, if determined without regard to the Policy; and (iii) such proposed successor Servicer is reasonably acceptable to the Enhancer, as evidenced by a letter to the Issuer and the Indenture Trustee; provided, however, that no such resignation by the Servicer shall become effective until such successor Servicer or, in the case of (a) above, the Indenture Trustee, as pledgee of the Mortgage Loans, shall have assumed the Servicer's responsibilities and obligations hereunder or the Indenture Trustee, as pledgee of the Mortgage Loans, shall have designated a successor Servicer in accordance with Section 7.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 7.01 and 7.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Enhancer.

Section 6.05 Delegation of Duties. In the ordinary course of business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, that agrees to conduct such duties in accordance with standards comparable to those with which the Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the Servicer of its obligations, liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

Section 6.06 Payment of Indenture Trustee's and Owner Trustee's Fees and Expenses; Indemnification.

     (a) After the Closing Date, the Servicer covenants and agrees to pay to the Owner Trustee, the Indenture Trustee and any co-trustee of the Indenture Trustee or the Owner Trustee from time to time, and the Owner Trustee, the Indenture Trustee and any such co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust and, in the case of the Indenture Trustee, for so long as GMAC Mortgage Corporation is the Servicer shall be as set forth in the letter agreement between the Indenture Trustee and the Servicer dated as of September 27, 2006) for all services rendered by each of them in the execution of the trusts created under the Trust Agreement and the Indenture and in the exercise and performance of any of the powers and duties under the Trust Agreement or the Indenture, as the case may be, of the Owner Trustee, the Indenture Trustee and any co-trustee, and the Servicer will pay or reimburse the Indenture Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or any co-trustee in accordance with any of the provisions of this Agreement, the Indenture or the Trust Agreement except any such expense, disbursement or advance as may arise from its negligence, willful misfeasance or bad faith. In addition, the Indenture Trustee shall be entitled to be reimbursed from the Servicer for all reasonable costs associated with the transfer of servicing from the predecessor servicer pursuant to Section 7.02 hereunder, including, without limitation, any reasonable costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Indenture Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Indenture Trustee to service the Mortgage Loans properly and effectively. (b) The Servicer agrees to indemnify the Indenture Trustee and the Owner Trustee for, and to hold the Indenture Trustee and the Owner Trustee, as the case may be, harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on the part of the Indenture Trustee or the Owner Trustee, as the case may be, arising out of, or in connection with, the acceptance and administration of the Issuer and the assets thereof, including the costs and expenses (including reasonable legal fees and expenses) of defending the Indenture Trustee or the Owner Trustee, as the case may be, against any claim in connection with the exercise or performance of any of its powers or duties under any Basic Document; provided that:

(i) with respect to any such claim, the Indenture Trustee or Owner Trustee, as the case may be, shall have given the Servicer written notice thereof promptly after the Indenture Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Issuer, the Indenture Trustee or Owner Trustee, as the case may be, shall cooperate and consult fully with the Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the Owner Trustee, as the case may be, entered into without the prior consent of the Servicer.

No termination of this Agreement or resignation or removal of the Indenture Trustee shall affect the obligations created by this Section 6.06 of the Servicer to indemnify the Indenture Trustee and the Owner Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Servicer in this Section 6.06(b) shall not pertain to any loss, liability or expense of the Indenture Trustee or the Owner Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Indenture Trustee or the Owner Trustee at the direction of the Noteholders or Certificateholders, as the case may be, pursuant to the terms of this Agreement.

ARTICLE VII

                                     Default

Section 7.01   Servicing Default.

     (a) If a Servicing Default shall occur and be continuing, then, and in every such case, so long as a Servicing Default shall not have been remedied by the Servicer, either the Issuer or the Indenture Trustee, upon actual knowledge of the occurrence of a Servicing Default and with the consent of the Enhancer (so long as no Enhancer Default exists), or the Enhancer, by notice then given in writing to the Servicer, the Issuer and the Indenture Trustee, may terminate all of the rights and obligations of the Servicer as servicer under this Agreement other than its right to receive servicing compensation and expenses for servicing the Mortgage Loans hereunder during any period prior to the date of such termination, and the Enhancer or the Issuer or the Indenture Trustee with the consent of the Enhancer (so long as no Enhancer Default exists), may exercise any and all other remedies available at law or equity. Any such notice to the Servicer shall also be given to each Rating Agency, the Enhancer and the Issuer. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Securities or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee, subject to Section
          7.02 hereof, as pledgee of the Mortgage Loans, pursuant to and under this Section 7.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Servicer agrees to cooperate with the Issuer, the Enhancer and Indenture Trustee, as the case may be, in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts relating to the Mortgage Loans that shall at the time be held by the Servicer and to be deposited by it in the Custodial Account, or that have been deposited by the Servicer in the Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans, the recordation of Assignments of Mortgages to the Indenture Trustee if MERS is not the mortgagee of a Mortgage Loan, and the delivery of the Mortgage Files in its possession to the Indenture Trustee. All reasonable costs and expenses (including, but not limited to, attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Servicer pursuant to this Section 7.01 shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Indenture Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

     (b) Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a payment on a Mortgage Loan which was due prior to the notice terminating the Servicer's rights and obligations hereunder and received after such notice, that portion to which the Servicer would have been entitled pursuant to Sections 3.03 and 3.09 as well as its Servicing Fee in respect thereof, and any other amounts payable to the Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

        Notwithstanding the foregoing, a delay in or failure of performance under clause (i) or (ii) of the definition of Servicing Default, after the applicable grace periods specified therein, shall not constitute a Servicing Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using reasonable efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement. The Servicer shall provide the Indenture Trustee, the Enhancer and the Securityholders with notice of any such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Indenture Trustee, the Enhancer and the Issuer in writing of any Servicing Default.

Section 7.02   Indenture Trustee to Act; Appointment of Successor.

     (a) (a) On and after the time the Servicer receives a notice of termination pursuant to Section 7.01 or sends a notice pursuant to
          Section 6.04, the Indenture Trustee as pledgee of the Mortgage Loans shall itself become, or shall appoint an affiliate of the Indenture Trustee to become the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall immediately assume all of the obligations of the Servicer to make advances on Mortgage Loans under
          Section 3.02(b) and will be subject to all other responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof as soon as practicable, but in no event later than 90 days after the Indenture Trustee becomes successor servicer. During such 90 day period, the Indenture Trustee, with the consent of the Enhancer, may require the Servicer being terminated to continue to perform such servicing responsibilities (other than making advances on the Mortgage Loans under Section 3.02(b)) as the Indenture Trustee deems appropriate. In such event, the Servicer being terminated shall provide such services as directed by the Indenture Trustee until the earliest of the date the Indenture Trustee notifies such Servicer to discontinue providing such services, the date on which a successor servicer or the Indenture Trustee has assumed all responsibilities, duties and liabilities of the Servicer hereunder or the expiration of the 90 day period. The Servicer shall be entitled to the Servicing Fee hereunder for any period during which the Servicer is obligated to provide such services as if no termination of the Servicer had occurred. Nothing in this Agreement or in the Trust Agreement shall be construed to permit or require the Indenture Trustee to (i) succeed to the responsibilities, duties and liabilities of the initial Servicer in its capacity as Seller under the Purchase Agreement, (ii) be responsible or accountable for any act or omission of the Servicer prior to the issuance of a notice of termination hereunder, (iii) require or obligate the Indenture Trustee, in its capacity as successor Servicer, to purchase, repurchase or substitute any Mortgage Loan, (iv) fund any Additional Balances with respect to any Mortgage Loan, (v) fund any losses on any Permitted Investment directed by any other Servicer, or (vi) be responsible for the representations and warranties of the Servicer. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the foregoing, if the Indenture Trustee is (x) unwilling to act as successor Servicer itself or to appoint an affiliate to become successor Servicer, or (y) legally unable so to act, the Indenture Trustee as pledgee of the Mortgage Loans may (in the situation described in clause (x)) or shall (in the situation described in clause (y)) appoint or petition a court of competent jurisdiction to appoint any established housing and home finance institution, bank or other mortgage loan servicer having a net worth of not less than $10,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, that any such successor Servicer shall be acceptable to the Enhancer, as evidenced by the Enhancer's prior written consent, which consent shall not be unreasonably withheld; and provided further, that the appointment of any such successor Servicer will not result in a Rating Event, if determined without regard to the Policy. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee itself shall act or appoint an affiliate to act in such capacity as provided above. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation that the Servicer would otherwise have received pursuant to Section 3.09 (or such other compensation as the Indenture Trustee and such successor shall agree). The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer that may have arisen under this Agreement prior to its termination as Servicer (including the obligation to purchase Mortgage Loans pursuant to Section 3.01, to pay any deductible under an insurance policy pursuant to Section 3.04 or to indemnify the Indenture Trustee pursuant to Section 6.06), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. The
          Indenture Trustee and such successor shall take such action, consistent with this Agreement and the requirements (including any notice requirements) of applicable law, as shall be necessary to effectuate any such succession. Notwithstanding the foregoing, the Indenture Trustee, in its capacity as successor Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts or for failing to take any action that the Indenture Trustee is legally prohibited from taking by applicable law.

     (b) Any successor, including the Indenture Trustee, to the Servicer as servicer shall during its term as Servicer (i) continue to service and administer the Mortgage Loans for the benefit of the Securityholders,
          (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.13 and (iii) be bound by the terms of the Insurance Agreement.

     (c) Any successor Servicer, including the Indenture Trustee, shall not be deemed in default or to have breached its duties hereunder if the predecessor Servicer shall fail to deliver any required deposit to the Custodial Account or otherwise cooperate with any required servicing transfer or succession hereunder.

     (d) In connection with the termination or resignation of the Servicer hereunder, either (i) the successor Servicer, including the Indenture Trustee if the Indenture Trustee is acting as successor Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Indenture Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Servicer. The predecessor Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (d). The successor Servicer shall cause such assignment to be delivered to the Indenture Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03 Notification to Securityholders. Upon any termination of or appointment of a successor to the Servicer pursuant to this Article VII or
Section 6.04, the Indenture Trustee shall give prompt written notice thereof to the Securityholders, the Enhancer, the Issuer and each Rating Agency.

ARTICLE VIII

                            Miscellaneous Provisions

Section 8.01 Amendment. This Agreement may be amended from time to time by the parties hereto; provided, that any such amendment shall be accompanied by a letter from each Rating Agency to the effect that such amendment will not result in a Rating Event, if determined without regard to the Policy; and provided further, that the Enhancer and the Indenture Trustee shall consent thereto.

Section 8.02 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.03 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Servicer, 100 Witmer Road, Horsham, Pennsylvania 19044, Attention: Anthony Renzi, (b) in the case of the Enhancer, MBIA Insurance Corporation, 113 King Street, Armonk, NY 10504: Attention: Insured Portfolio Management - Structured Finance (GMACM Home Equity Loan Trust 2006-HE4, (c) in the case of Moody's, Home Mortgage Loan Monitoring Group, 4th Floor, 99 Church Street, New York, New York 10001, (d) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041-0003, Attention: Residential Mortgage Surveillance Group, (e) in the case of the Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001 and (f) in the case of the Issuer, GMACM Home Equity Loan Trust 2006-HE4, c/o the Owner Trustee at the address set forth in clause (e) above, and (g) in the case of the Indenture Trustee, at the Corporate Trust Office of the Indenture Trustee; or, with respect to each of the foregoing Persons, at such other address as shall be designated by such Person in a written notice to the other foregoing Persons. Any notice required or permitted to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Securityholder as shown in the Note Register or Certificate Register, as the case may be. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the related Securityholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and accommodation, and the Indenture Trustee shall have no liability for failure to deliver any such notice or document to any Rating Agency.

Section 8.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the Securities or the rights of the Securityholders.

Section 8.05 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Securityholders, the Enhancer, the Owner Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

Section 8.06 Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 8.07 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 8.08 Termination Upon Purchase by the Servicer or Liquidation of All Mortgage Loans; Partial Redemption.

(a) The respective obligations and responsibilities of the Servicer, the Issuer and the Indenture Trustee created hereby shall terminate upon the last action required to be taken by the Issuer pursuant to the Trust Agreement and by the Indenture Trustee pursuant to the Indenture following the earlier of:

(i) the date on or before which the Indenture or the Trust Agreement is terminated, or

(ii) the purchase by the Servicer from the Issuer of all Mortgage Loans and REO Property in accordance with Section 8.08(b).

     (b) The Servicer shall have the right to purchase from the Issuer all of the Mortgage Loans and related REO Property if the aggregate Note Balance of the Notes as of any Payment Date is less than 10% of the aggregate Note Balance of the Notes as of the Closing Date (provided that a draw on the Policy would not occur as a result of such purchase and provided further that the purchase price will provide sufficient funds to pay the outstanding Note Balance and accrued and unpaid interest on the Notes to the Payment Date on which such amounts are to be distributed to the Securityholders), at a price equal to 100% of the aggregate unpaid Principal Balance of all such remaining Mortgage Loans, plus accrued and unpaid interest thereon at the weighted average of the Loan Rates thereon up to the date preceding the Payment Date on which such amounts are to be distributed to the Securityholders (and in the case of REO Property, the fair market value of the REO Property), plus any amounts due and owing to the Enhancer under the Insurance Agreement related to the Mortgage Loans or the Notes (and any unpaid Servicing Fee relating to the Mortgage Loans shall be deemed to have been paid at such time), plus any Interest Shortfall and interest owed thereon to the Noteholders.

               The Servicer shall send written notice to the Enhancer of its intent to exercise its right to purchase any of the Mortgage Loans pursuant to this Section 8.08(b).

               If such right is exercised by the Servicer, the Servicer shall deposit the amount calculated pursuant to this Section 8.08(b) with the Indenture Trustee pursuant to Section 4.10 of the Indenture and, upon the receipt of such deposit, the Indenture Trustee or Custodian shall release to the Servicer, the files pertaining to the Mortgage Loans being purchased. The Servicer, at its expense, shall prepare and deliver to the Indenture Trustee for execution, at the time the related Mortgage Loans are to be released to the Servicer, appropriate documents assigning each such Mortgage Loans from the Indenture Trustee or the Issuer to the Servicer or the appropriate party.

Section 8.09 Certain Matters Affecting the Indenture Trustee. For all purposes of this Agreement, in the performance of any of its duties or in the exercise of any of its powers hereunder, the Indenture Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

Section 8.10 Owner Trustee Not Liable for Related Documents. The recitals contained herein shall be taken as the statements of the Servicer, and the Owner Trustee and the Indenture Trustee assume no responsibility for the correctness thereof. The Owner Trustee and the Indenture Trustee make no representations as to the validity or sufficiency of this Agreement, of any Basic Document or Related Document, or of the Certificates (other than the signatures of the Owner Trustee and the Indenture Trustee on the Certificates) or the Notes. The Owner Trustee and the Indenture Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under the Indenture, including the compliance by the Depositor, the Sellers or the Servicer with any warranty or representation made under any Basic Document or the accuracy of any such warranty or representation, or any action of any person taken in the name of the Owner Trustee or the Indenture Trustee.

ARTICLE IX

                          Compliance With Regulation AB

Section 9.01 Intent of the Parties; Reasonableness. The Depositor, the Indenture Trustee and the Servicer acknowledge and agree that the purpose of this Article IX is to facilitate compliance by the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. The Depositor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act. Each of the Servicer and the Indenture Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the mortgage-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. Each of the Servicer and the Indenture Trustee shall cooperate reasonably with the Depositor to deliver to the Depositor (including any of its assignees or designees), any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 9.02 Additional Representations and Warranties of the Indenture Trustee.

     (a) The Indenture Trustee shall be deemed to represent and warrant to the Depositor as of the date hereof and on each date on which information is provided to the Depositor under Sections 9.01, 9.02(b) or 9.03 that, except as disclosed in writing to the Depositor prior to such date: (i) there are no material legal or governmental proceedings pending (or known to be contemplated) against it that would be material to Noteholders; (ii) there are no relationships or transactions (as described in Item 1119(b) of Regulation AB) relating to the Indenture Trustee with respect to the Depositor or any sponsor, issuing entity, servicer, trustee, originator, significant obligor, enhancement or support provider or other material transaction party (as each of such terms are used in Regulation AB) relating to the Securitization Transaction contemplated by the Servicing Agreement, as identified by the Depositor to the Indenture Trustee in writing as of the Closing Date (each, a "Transaction Party") that are outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the Securitization Transaction, and that are material to the investors' understanding of the Notes; and (iii) the Indenture Trustee is not an affiliate (as contemplated by Item 1119(a) of Regulation AB) of any Transaction Party. The Depositor shall notify the Indenture Trustee of any change in the identity of a Transaction Party after the Closing Date.

     (b) If so requested by the Depositor on any date following the Closing Date, the Indenture Trustee shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such confirmation, provide the pertinent facts, in writing, to the Depositor. Any such request from the Depositor shall not be given more than once each calendar quarter, unless the Depositor shall have a reasonable basis for questioning the accuracy of any of the representations and warranties.

Section 9.03 Information to Be Provided by the Indenture Trustee. For so long as the Company is subject to Exchange Act reporting requirements with respect to the Trust Fund, for the purpose of satisfying the Depositor's reporting obligation under the Exchange Act with respect to any class of Notes, the Indenture Trustee shall provide to the Depositor a written description of (a) any litigation or governmental proceedings pending against the Indenture Trustee as of the last day of each calendar month that would be material to Noteholders, and (b) any affiliations or relationships (as described in Item 1119 of Regulation AB) that develop following the Closing Date between the Indenture Trustee and any Transaction Party of the type described in Section 9.02(a)(ii) or 9.02(a)(iii) as of the last day of each calendar year. Any descriptions required with respect to legal proceedings, as well as updates to previously provided descriptions, under this Section 9.03 shall be given no later than five Business Days prior to the Determination Date following the month in which the relevant event occurs, and any notices and descriptions required with respect to affiliations, as well as updates to previously provided descriptions, under this
Section 9.03 shall be given no later than January 31 of the calendar year following the year in which the relevant event occurs. As of the related Payment Date with respect to each Report on Form 10-D with respect to the Notes filed by or on behalf of the Depositor, and as of March 15 preceding the date each Report on Form 10-K with respect to the Notes is filed, the Indenture Trustee shall be deemed to represent and warrant that any information previously provided by the Indenture Trustee under this Article IX is materially correct and does not have any material omissions unless the Indenture Trustee has provided an update to such information. The Depositor will allow the Indenture Trustee to review any disclosure relating to material litigation against the Indenture Trustee prior to filing such disclosure with the Commission to the extent the Depositor changes the information provided by the Indenture Trustee.

Section 9.04 Report on Assessment of Compliance and Attestation. On or before March 15 of each calendar year, the Indenture Trustee shall:

     (a) deliver to the Depositor a report (in form and substance reasonably satisfactory to the Depositor) regarding the Indenture Trustee's assessment of compliance with the applicable Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of the Indenture Trustee, and shall address each of the Servicing Criteria specified on Exhibit G hereto; and

     (b) deliver to the Depositor a report of a registered public accounting firm satisfying the requirements of Rule 2-01 of Regulation S-X under the Securities Act and the Exchange Act that attests to, and reports on, the assessment of compliance made by the Indenture Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 9.05   Indemnification; Remedies.

     (a) The Indenture Trustee shall indemnify the Depositor, each affiliate of the Depositor, the Servicer and each affiliate of the Servicer, and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                      (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' attestation or other material provided under this Article IX by or on behalf of the Indenture Trustee (collectively, the "Indenture Trustee Information"), or (B) the omission or alleged omission to state in the Indenture Trustee Information a material fact required to be stated in the Indenture Trustee Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

                      (ii) any failure by the Indenture Trustee to deliver any information, report, certification, or other material when and as required under this Article IX, other than a failure by the Indenture Trustee to deliver an accountants' attestation.

     (b)  In the case of any failure of performance  described in clause (ii) of
          Section 9.05(a), as well as a failure to deliver an accountants' attestation, the Indenture Trustee shall (i) promptly reimburse the Depositor for all costs reasonably incurred by the Depositor in order to obtain the information, report, certification, accountants' attestation or other material not delivered by the Indenture Trustee as required and (ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

     (c) The Depositor and the Servicer shall indemnify the Indenture Trustee, each affiliate of the Indenture Trustee and the respective present and former directors, officers, employees and agents of the Indenture Trustee, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any untrue statement of a material fact contained or alleged to be contained in any information provided under this Servicing Agreement by or on behalf of the Depositor or Servicer for inclusion in any report filed with Commission under the Exchange Act (collectively, the "GMACM Information"), or (ii) the omission or alleged omission to state in the GMACM Information a material fact required to be stated in the GMACM Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) Notwithstanding any provision in this Section 9.05 to the contrary, the parties agree that none of the Indenture Trustee, the Depositor or the Servicer shall be liable to the other for any consequential or punitive damages whatsoever, whether in contract, tort (including negligence and strict liability), or any other legal or equitable principle; provided, however, that such limitation shall not be applicable with respect to third party claims made against a party.

        IN WITNESS WHEREOF, the Servicer, the Issuer and the Indenture Trustee have caused this Agreement to be duly executed by their respective officers or representatives all as of the day and year first above written.

                                  GMAC MORTGAGE CORPORATION,
                                     as Servicer



                                  By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                  GMACM HOME EQUITY LOAN TRUST 2006-HE4,
                                  as Issuer

                                  By:    Wilmington Trust Company, not
                                         in its individual capacity but
                                         solely as Owner Trustee



                                  By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                  JPMORGAN CHASE BANK, NATIONAL
                                  ASSOCIATION,
                                     as Indenture Trustee



                                  By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


                      [ON FILE WITH THE INDENTURE TRUSTEE]

                                    EXHIBIT B

                            LIMITED POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PREMISES:

        That JPMorgan Chase Bank, National Association, as indenture trustee (the "Indenture Trustee"), under the indenture dated as of September 27, 2006 (the "Indenture"), between GMACM Home Equity Loan Trust 2006-HE4, as issuer and the Indenture Trustee, a national banking association organized and existing under the laws of the United States of America, and having its principal office located at 4 New York Plaza, 26th Floor, New York, New York 10004, hath made, constituted and appointed, and does by these presents make, constitute and appoint GMAC Mortgage Corporation, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, its true and lawful Attorney-in-Fact, with full power and authority to sign, execute, acknowledge, deliver, file for record, and record any instrument on its behalf and to perform such other act or acts as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the Mortgages securing a Mortgage Loan and the related Mortgage Notes for which the undersigned is acting as Indenture Trustee for various Securityholders (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of endorsement of such Mortgage Note secured by any such Mortgage) and for which GMAC Mortgage Corporation is acting as Servicer pursuant to a Servicing Agreement dated as of September 27, 2006 (the "Servicing Agreement").

This appointment shall apply to the following enumerated transactions only:

1. The modification or re-recording of a Mortgage, where said modification or re-recording is for the purpose of correcting the Mortgage to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or re-recording, in either instance, does not adversely affect the Lien of the Mortgage as insured.

2. The subordination of the Lien of a Mortgage to an easement in favor of a public utility company or a government agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution of requests to trustees to accomplish same.

3. With respect to a Mortgage, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

        a. The substitution of trustee(s) serving under a Mortgage, in accordance with state law and the Mortgage;

        b.     the   preparation   and  issuance  of  statements  of  breach  or
               non-performance;

        c. the preparation and filing of notices of default and/or notices of sale;

        d. Cancellations/rescissions of notices of default or notices of sale;

        e.     The taking of a deed in lieu of foreclosure; and

        f. The preparation and execution of such other documents and the performance of such other actions as may be necessary under the terms of the Mortgage or state law to expeditiously complete said transactions in this paragraph 3.

4. The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

5.      The  completion  of  loan   assumption   agreements   and   modification
        agreements.

6. The full satisfaction/release of a Mortgage or full reconveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

7. The assignment of any Mortgage and the related Mortgage Note, in connection with the repurchase of the Mortgage Loan secured and evidenced thereby.

8. The full assignment of a Mortgage upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related Mortgage Note.

9. The modification or re-recording of a Mortgage, where said modification or re-recording is for the purpose of any modification pursuant to
        Section 3.01 of the Servicing Agreement.

10. The execution of partial satisfactions/releases pursuant to Section 3.01 of the Servicing Agreement.

        Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        This Power of Attorney is effective for one (1) year from the date hereof or the earlier of (i) revocation by the Indenture Trustee, (ii) the Attorney shall no longer be retained on behalf of the Indenture Trustee or an affiliate of the Indenture Trustee; or (iii) the expiration of one year from the date of execution.

        The authority granted to the attorney-in-fact by the Power of Attorney is not transferable to any other party or entity.

        This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflicts of law principles.

        All actions heretofore taken by said Attorney, which the Attorney could properly have taken pursuant to this Power of Attorney, be, and hereby are, ratified and affirmed.

     IN WITNESS WHEREOF, JPMorgan Chase Bank, National Association, as Indenture Trustee, and these present to be signed and acknowledged in its name and behalf by ___________________ its duly elected and authorized Senior Vice President this _______ day of ___________________, 200_.



                                  JP Morgan Chase Bank, National
                                  Association


                                  By:
                                       -------------------------------------
                                  Name:
                                         -----------------------------------
                                  Title:
                                          ----------------------------------



                                  Witness
                                         -----------------------------------
                                  Printed Name:



                                  Witness
                                         -----------------------------------
                                  Printed Name:

                                 ACKNOWLEDGEMENT

STATE OF
         ------------------------------------------

COUNTY OF
          -----------------------------------------



        Personally appeared before me the above-named _________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [Title] JPMorgan Chase Bank, National Association, as Trustee for __________ _______, and acknowledged that s/he executed the same as her/his free act and deed and the free act and deed of the Trustee.

      Subscribed and sworn before me this _______ day of _______________, 200__.




                               NOTARY PUBLIC
                               My Commission expires:
                                                       ----------------------

                                    EXHIBIT C

                           FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)          Mortgage Loan
Prepaid in Full                                    Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."



GMAC Mortgage Corporation
Authorized Signature

******************************************************************************
TO CUSTODIAN: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Servicing Agreement.

Enclosed Documents:       [__]   Mortgage Note


Name
    --------------------------------

Title
     -------------------------------

Date
    ------------------

                                   EXHIBIT D-1

                         FORM OF FORM 10-K CERTIFICATION


        I, [identify the certifying individual], certify that:

        1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the trust (the Exchange Act periodic reports) pursuant to the Servicing Agreement dated September 27, 2006 (the "Agreement") among GMAC Mortgage Corporation (the "Servicer"), Home Loan Trust 2006-HE4 (the "Issuer") and
JPMorgan Chase Bank, National Association (the "Indenture Trustee") and acknowledged and agreed to by Residential Asset Mortgage Products, Inc;

        2. Based on my knowledge, Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3. Based on my knowledge, the servicing information required to be provided to the Indenture Trustee by the Servicer under the Servicing Agreement is included in these reports;

        3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

        4. I am responsible for reviewing the activities performed by the Servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB and except as disclosed in the Exchange Act periodic reports, the Servicer has fulfilled its obligations under the Agreement; and

        5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

     In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Indenture Trustee]

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.



        ____________________________*
        Name:
        Title:

     * to be signed by the senior officer in charge of the servicing functions of the Servicer

                                   EXHIBIT D-2

                    FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE


        The undersigned, a Responsible Officer of JPMorgan Chase Bank, National Association, (the "Indenture Trustee") certifies that:

        (a) The Indenture Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Servicing Agreement dated as of September 27, 2006 (the "Agreement") by and among GMACM Home Equity Loan Trust 2006-HE4, as depositor, GMAC Mortgage Corporation, as Servicer, and the Indenture Trustee in accordance with the standards set forth therein.

        (b) Based on my knowledge, the information that is provided by the Indenture Trustee pursuant to Section 4.02(b) of the Agreement is accurate as of the last day of the 20[__] calendar year.

        Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20[__].

        ____________________________*
        Name:
        Title:

                                    EXHIBIT E

                               SERVICING CRITERIA

            SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

-------------------------------------------------------------------------- ------------------
                                                                              APPLICABLE
                                                                               SERVICING
                           SERVICING CRITERIA                                  CRITERIA
-------------------------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
   REFERENCE                             CRITERIA
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                        GENERAL SERVICING CONSIDERATIONS
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(i)     Policies  and   procedures   are  instituted  to  monitor  any
                  performance  or  other  triggers  and  events  of  default  in accordance with the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(ii)    If any material  servicing  activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's  performance  and compliance with such servicing activities.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iii)   Any  requirements in the transaction  agreements to maintain a back-up servicer for the pool assets are maintained.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iv)    A fidelity bond and errors and  omissions  policy is in effect
                  on  the  party   participating   in  the  servicing   function
                  throughout  the  reporting  period in the  amount of  coverage required by and otherwise in accordance  with the terms of the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                       CASH COLLECTION AND ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(i)     Payments  on pool  assets  are  deposited  into the |X| (as to
                  appropriate  custodial bank accounts and related bank clearing accounts  no more  than two  business  days  accounts  held by following  receipt,  or such  other  number of days  Indenture specified in the transaction agreements. Trustee)
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(ii)    Disbursements  made via wire  transfer on behalf of an |X| (as
                  to  obligor  or to an  investor  are made  only by  authorized investors only) personnel.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(iii)   Advances of funds or guarantees  regarding  collections,  cash flows or distributions, and any interest or other fees charged
                  for  such  advances,   are  made,  reviewed  and  approved  as
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of       |X| (as to
                  overcollateralization, are separately maintained         accounts held by
                  (e.g., with respect to commingling of cash) as set           Indenture
1122(d)(2)(iv) forth in the transaction agreements. Trustee)
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(v) Each custodial account is maintained at a federally insured depository institution as set forth in the
                  transaction agreements. For purposes of this
                  criterion, "federally insured depository institution"
                  with respect to a foreign financial institution means
                  a foreign financial institution that meets the
                  requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.*
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent  unauthorized access.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vii)   Reconciliations  are  prepared  on a  monthly  basis  for  all
                  asset-backed  securities  related  bank  accounts,   including
                  custodial accounts and related bank clearing  accounts.  These reconciliations are (A) mathematically  accurate; (B) prepared within 30 calendar days after the bank statement  cutoff date, or such  other  number of days  specified  in the  transaction agreements;  (C) reviewed  and approved by someone  other than the person who  prepared the  reconciliation;  and (D) contain explanations for reconciling  items.  These  reconciling items are  resolved  within  90  calendar  days  of  their  original identification,  or such other number of days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                       INVESTOR REMITTANCES AND REPORTING
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(i)     Reports  to  investors,  including  those to be filed with the
                  Commission,  are maintained in accordance with the transaction
                  agreements    and    applicable    Commission    requirements.
                  Specifically, such reports (A) are prepared in accordance with timeframes  and  other  terms  set  forth  in the  transaction agreements;  (B) provide information  calculated in accordance with the terms  specified in the transaction  agreements;  (C)
                  are filed with the  Commission  as  required  by its rules and regulations;  and (D) agree with  investors'  or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in          |X|
                  accordance with timeframes, distribution priority and
                  other terms set forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements  made  to an  investor  are  posted  within  two business  days to the  servicer's  investor  records,  or such
                  other number of days specified in the |X|
1122(d)(3)(iii) transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment,          |X|
1122(d)(3)(iv) or custodial bank statements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                            POOL ASSET ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(i)     Collateral  or  security  on  pool  assets  is  maintained  as required by the  transaction  agreements or related asset pool documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Pool assets and related documents are safeguarded as
1122(d)(4)(ii)    required by the transaction agreements
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to the asset pool are made,  reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iv)    Payments  on  pool  assets,  including  any  payoffs,  made in accordance with the related pool asset documents are posted to the  servicer's  obligor  records  maintained no more than two business  days after  receipt,  or such  other  number of days specified  in the  transaction  agreements,  and  allocated to
                  principal,   interest  or  other  items   (e.g.,   escrow)  in
                  accordance with the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(v)     The  servicer's  records  regarding the pool assets agree with the  servicer's  records with  respect to an obligor's  unpaid principal balance.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vi)    Changes  with  respect to the terms or status of an  obligor's pool asset (e.g.,  loan  modifications or re-agings) are made, reviewed and approved by  authorized  personnel in  accordance
                  with  the  transaction   agreements  and  related  pool  asset
                  documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g.,  forbearance plans, modifications  and deeds in lieu of foreclosure,  foreclosures and repossessions, as applicable) are initiated, conducted and
                  concluded  in   accordance   with  the   timeframes  or  other
                  requirements established by the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(viii)  Records  documenting  collection efforts are maintained during the period a pool asset is delinquent  in accordance  with the transaction  agreements.  Such  records are  maintained  on at least a monthly basis,  or such other period  specified in the transaction  agreements,  and describe the entity's activities in monitoring  delinquent pool assets including,  for example, phone calls,  letters and payment  rescheduling plans in cases where  delinquency  is  deemed  temporary  (e.g.,  illness  or unemployment).
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(ix)    Adjustments  to  interest  rates or rates of  return  for pool assets with variable  rates are computed  based on the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(x)     Regarding  any  funds  held in trust for an  obligor  (such as escrow accounts):  (A) such funds are analyzed,  in accordance with the obligor's pool asset documents, on at least an annual basis,  or such  other  period  specified  in the  transaction agreements;  (B) interest on such funds is paid,  or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full  repayment of the related pool
                  asset,   or  such  other  number  of  days  specified  in  the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xi)    Payments  made  on  behalf  of an  obligor  (such  as  tax  or insurance  payments) are made on or before the related penalty or expiration  dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the  servicer  at least 30 calendar  days prior to these  dates,  or such other  number of days  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xii)   Any late payment  penalties in connection  with any payment to be made on behalf of an obligor  are paid from the  servicer's funds and not charged to the obligor,  unless the late payment was due to the obligor's error or omission.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements  made on behalf of an obligor are posted  within two business days to the obligor's  records  maintained by the servicer, or such other number of
1122(d)(4)(xiii) days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xiv)   Delinquencies,  charge-offs  and  uncollectible  accounts  are recognized  and recorded in  accordance  with the  transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Any external enhancement or other support,  identified in Item
                  1114(a)(1)  through  (3) or Item  1115 of  Regulation  AB,  is
                  maintained as set forth in the |X|
1122(d)(4)(xv) transaction agreements.
----------------- -------------------------------------------------------- ------------------


*       Subject to clarification by the Commission.